Exhibit 10.4

Confidential material has been omitted and filed separately with the Commission

ORIGINAL RECEIVED BY 6-1131

DEC 06 1996

PURCHASE AGREEMENT

between

THE BOEING COMPANY

and

COMPAGNIE NATIONALE AIR FRANCE

Relating to Boeing Model 777 Aircraft

Purchase Agreement Number 1966

TABLE OF CONTENTS

ARTICLES		Page Number	SA Number

1.	Subject Matter of Sale	l - 1	SA-7

2.	Delivery, Title and Risk of Loss	2 - 1

3.	Price of Aircraft (Model 777-200ER)	3 - 1	SA-7

3A.	Price of Aircraft (Model 777-300ER)	3 - 3	SA-7

4.	Taxes	4 - 1

5.	Payment	5 - 1	SA-7

6.	Excusable Delay	6 - 1

7.	Changes to the Detail Specification	7 - 1

8.	Federal Aviation Requirements and Certificates and Export License	8 - 1	SA-7

9.	Representatives, Inspection, Flights and Test Data	9 - 1

10.	Assignment, Resale or Lease	10 - 1

11.	Termination for Certain Events	11 - 1

12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12 - 1

13.	Buyer Furnished Equipment and Spare Parts	13 - 1

14.	Contractual Notices and Requests	14 - 1

15.	Miscellaneous	15 - 1

TABLES

1.	Aircraft Delivery, Price & Description	SA-10

2.	Aircraft Delivery, Price & Description	SA-14

TABLE OF CONTENTS

EXHIBITS		SA Number

A-200-R1	Aircraft Configuration -	SA-1

A-200-R2	Aircraft Configuration - Block B Aircraft	SA-3

A-300	Aircraft Configuration - Block C Aircraft	SA-11

B	Product Assurance Document	SA-7

C	Customer Support Document

C-l	Customer Support Document	SA-7

D	Price Adjustments Due to Economic Fluctuations - Airframe and Engines	SA-5

D-l	Price Adjustments Due to Economic Fluctuations - Engines Block B Aircraft	SA-5

D-1A	Engine Price Adjustment Block B Aircraft delivering after November 2001	SA-10

D-2	Escalation Adjustment Airframe and Optional Features Block C Aircraft	SA-7

E	Buyer Furnished Equipment Provisions Document

E-l	Buyer Furnished Equipment Provisions Document	SA-7

F	Defined Terms Document

LETTER AGREEMENTS		SA Number

1966-1	Aircraft Configuration Matters
(Model 777-200 Only)

1966-2	Spares Initial Provisioning Data
(Model 777-200 Only)

1966-02-1Rl	Spares Initial Provisioning Data	SA-9
(Model 777-300 Only)

1966-3	Flight Crew Training Spare Parts Support
(Model 777-200 Only)

1966-4	Contract Matters
(Model 777-200 and Model 777-300ER)

1966-5R8	Option Aircraft	SA-10
(Model 777-200 Only)

1966-05-1Rl	Option Aircraft Model	SA-9
(Model 777-300 Only)

1966-6Rl	Installation of Cabin Systems Equipment	SA-1
(Model 777-200 Only)

1966-06-l	Installation of Cabin Systems Equipment	SA-7
(Model 777-300ER Only)

1966-7Rl	JAA Certification & DGAC Validation	SA-7
(Model 777-200 and Model 777-300)

1966-8	Customer Support Matters
(Model 777-200 Only)

1966-9	Product Assurance Matters
(Model 777-200 and Model 777-300)

1966-10	Seller Purchased Equipment
(Model 777-200 Only)

1966-10-l	Seller Purchased Equipment	SA-7
(Model 777-300 Only)

PURCHASE AGREEMENT NO. 1966

Relating to

BOEING MODEL 777 AIRCRAFT

This Agreement is entered into as of November 28 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Compagnie Nationale Air France, a French corporation, with its principal office at Roissypole, Roissy-Charles de Gaulle, Republic of France (Buyer).

Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.	Subject Matter of Sale.

1.1 The Aircraft.

1.1.1 The Aircraft - Model 777-200ER. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 777-200ER aircraft listed in Table 1, Aircraft Delivery & Description, of this Agreement and manufactured in accordance with the Boeing detail specifications set forth in such Table 1, as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft shall be identified as the Block A Aircraft and the Block B Aircraft.

1.1.2 The Aircraft - Model 777-300ER. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of the Boeing Model 777-300ER aircraft listed in Table 2, Aircraft Delivery & Description, of this Agreement and manufactured in accordance with the Boeing detail specifications set forth in such Table 2, as modified from time to time in accordance with this Agreement (Detail Specification) . Such Model 777-3OOER Aircraft shall be identified as the Block C Aircraft.

1.2 Additional Goods and Services. In connection, with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.	Delivery, Title and Risk of Loss.

2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1, Aircraft Delivery, Price & Description, of this Agreement.

2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

2.3 Notice of Delivery Date. Boeing will give Buyer at least 14 days notice of the delivery date of the Aircraft, If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

2.4 Place of Delivery. The Aircraft will. be delivered at a facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances of any kind whatsoever.

ARTICLE 3.	Price of Aircraft - Model 777-200ER.

3.1 Definitions - Model 777-200ER.

3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

3.1.2 Base Airframe Price is the Aircraft Basic Price excluding the price of Special Features and Engines.

3.1.3 Engine Price is the price established by the Engine manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

3.1.4 Aircraft Basic Price is comprised of the Base Airframe Price, the Engine Price and the price of the Special Features.

3.1.5 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

3.1.6 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3.2 Aircraft Basic Price - Model 777-200ER.

The Aircraft Basic Price, expressed in July 1995 dollars, is set forth in Table 1, Aircraft Delivery, Price & Description, of this Agreement.

3.3 Aircraft Price- Model 777-200ER. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3.3.1 the Aircraft Basic Price, set forth in Table 1, Aircraft Delivery, Price & Description, of this Agreement, plus

3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3.4 Advance Payment Base Price - Model 777-200ER.

3.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently.,,- available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 24 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Table 1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

ARTICLE 3A.	Price of Aircraft - Model 777-300ER.

3A.l Definitions - Model 777-300ER.

3A.l.l Special Features are the features incorporated in Exhibit A-300 which have been selected by Buyer.

3A.1.2 Base Airframe Price is the Aircraft Basic Price including the price of Engines less the price of Special Features.

3A.1.3 Aircraft Basic Price is comprised of the Base Airframe Price and the price of the Special Features.

3A.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Airframe, and Special Features) as calculated pursuant to Exhibit D-2.

3A.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

3A.2 Aircraft Basic Price - Model 777-300ER.

The Aircraft Basic Price, expressed in July 1999 dollars, is set forth in Table 2, Aircraft Delivery, Price & Description, of this Agreement.

3A.3 Aircraft Price - Model 777-300ER. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

3A.3.1 the Aircraft Basic Price, set forth in Table 2, Aircraft Delivery, Price & Description, of this Agreement, plus

3A.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D-2 (Escalation Adjustments - Airframe and Optional Features); plus

3A.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

3A.4 Advance Payment Base Price- Model 777-300ER.

3A.4.1 Advance Payment Base Price. For advance payment purposes, the estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 2.

3A.4.2 Adjustment of Advance Payment Base Prices -Long-Lead Aircraft. For Aircraft scheduled for delivery 24 months or more after the date of this Supplemental Agreement No. 7, the Advance Payment Base Prices appearing in Table 2 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

ARTICLE 4.	Taxes.

4.1 Taxes. In addition to the Aircraft Price, Buyer shall pay to Boeing upon demand (a) the amount of any sales, use, value added or other similar transfer taxes, together with any penalties, fines or interest thereon (other than any such penalties, fines or interest resulting from the failure of Boeing seasonably to pay any such tax which it has reason to believe is applicable, unless such nonpayment is directed by Buyer) imposed by any federal, state or local taxing authority within the United States and the amount of all taxes imposed by any taxing authority outside the United States, required to be paid by Boeing as a result of any sale, use, delivery, storage or transfer of any Aircraft, accessory, equipment, part, services, instructions or data furnished or delivered under this Agreement, and (b) if this Agreement has been assigned as to any Aircraft, pursuant to Article 10.3, the amount of any other fees, taxes and related penalties, fines or interest thereon (other than any such penalties, fines or interest resulting from the failure of Boeing seasonably to pay any such fee or tax which it has reason to believe is applicable, unless such nonpayment is directed by Buyer) imposed by any federal, state or local taxing authority within the United States required to be paid by Boeing as a result of the sale or delivery of any such Aircraft, accessory, equipment, part, services, instructions or data furnished or delivered under this Agreement to the assignee. If Boeing has reason to believe that any such tax is applicable, Boeing shall separately state the amount of such tax in its invoice.

4.2 Taxes Relating to Buyer Furnished Equipment. Buyer is responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

4.3 Reimbursement of Boeing. Buyer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or for which Boeing is responsible for collecting.

ARTICLE 5.	Payment.

5.1 Advance Payment Schedule. Advance payment for each Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment	Amount Due per Aircraft
(Percentage times Advance Payment Base Price)
Upon signing the Agreement	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	(less the Deposit)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.2 Advance Payment Adjustment. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3 Payment at Delivery. The Aircraft Price, less Advance Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

5.4 Form of Payments. All payments due hereunder will be made by Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States Dollars.

5.5 Monetary and Government Regulations. Buyer will be responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.	Excusable Delay.

6.1 General. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.2 Excusable Delay of 12 Months.

6.2.1 Anticipated Delay. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.2.2 Actual Delay. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.3 Aircraft Damaged Beyond Repair. If, prior to delivery, an Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such

Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing’s other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing’s notice, that Buyer desires the proposed replacement for such Aircraft.

6.4 Agreement Revision. If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated with respect to such Aircraft pursuant to this Article, this Agreement will be appropriately revised.

6.5 Agreement Termination.

6.5.1 Termination under this Article will discharge all obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

6.5.2 If either party terminates this Agreement as to any Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

6.6 Exclusive Rights. The termination rights set forth in this Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

ARTICLE 7.	Changes to the Detail Specification.

7.1 Development Changes. Boeing may, at its own expense and without Buyer’s consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 777 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. Boeing shall use its best efforts to notify Buyer in writing of those development changes which affect the Boeing Operations Manual and spare parts interchangeability and provisioning. In addition, Boeing shall provide Buyer with advance notification of all development changes by transmitting a copy each Production Revision Record (PRR) committed for incorporation in an Aircraft. In the event that Buyer notifies Boeing of its desire to not have a specific development change incorporated in an Aircraft because of possible impact upon Aircraft operation, Spare Parts Provisioning, or flight crew training, Boeing will give consideration to Buyer’s request. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

7.2 Change Orders. The Detail Specification and associated provisions of this Agreement may be amended by Change Order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.

ARTICLE 8.	Federal Aviation Requirements and Certificates, Export License.

8.1 FAA Certificates.

8.1.1 Boeing will obtain from the Federal Aviation Administration (FAA):

8.1.1.1 a Type Certificate (transport category) issued pursuant to Part 21 of the Federal”? Aviation Regulations for the type of aircraft covered by this Agreement, and

8.1.1.2 an Export Certificate of Airworthiness for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

8.1.2 Boeing will not be obligated to obtain any other certificates or approvals for the Aircraft.

8.1.3 If the use of either FAA certificate is discontinued prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing’s only obligation under this paragraph will be to comply with the Detail Specification.

8.2 FAA or Governmental Manufacturer Chancres.

8.2.1 FAA or Governmental Manufacturer Chancres – Model 777-200ER.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.2 FAA or Governmental Manufacturer Changes. - Model 777-300ER

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.3 FAA Operator Changes.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.4 Delays; Changes to this Agreement. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.5 Export License. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.6 Prospective Rule Making. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ARTICLE 9.	Representatives, Inspection, Flights and Test Data.

9.1 Office Space at Boeing. From a date 12 months prior to delivery of the first Aircraft, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to five personnel of Buyer.

9.2 Inspection by Buyer. Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times. However, if access to any part of Boeing’s plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer’s representatives will be performed so as not to hinder manufacture or performance by Boeing.

9.3 Aircraft Flight. Prior to delivery, each Aircraft will be flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing’s production flight test procedures. The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

9.4 Test Data. Boeing will furnish to Buyer, as soon as practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

9.5 Special Aircraft Test Requirements. Boeing may use the Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

9.5.1 obtain or maintain the Type Certificate or Export Certificate of Airworthiness for the Aircraft; or

9.5.2 evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

9.6 Indemnity. Boeing will indemnify and hold harmless Buyer and Buyer’s observers from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer’s observers, whether active, passive or imputed.

ARTICLE 10.	Assignment, Resale or Lease.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ARTICLE 11.	Termination for Certain Events.

11.1 Termination. This Agreement may be terminated at any time with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

11.1.1 Ceases doing business as a going concern, suspends all or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or admits in writing its inability to pay its debts; or

11.1.2 Petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

11.2 Repayment of Advance Payments. If this Agreement is terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12.	Product Assurance; Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance.

12.1 Product Assurance. Boeing and Buyer are bound by the provisions of Exhibit B hereto (Product Assurance Document).

12.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.4 Definitions. For the purposes of this Article, the term “BOEING” means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

12.5 Customer Support and Indemnification; Insurance. Boeing and Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

ARTICLE 13.	Buyer Furnished Equipment and Spare Parts.

13.1 Buyer Furnished Equipment. Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment Document), which includes indemnification requirements related to Buyer Furnished Equipment.

13.2 Purchase of Boeing Spare Parts. Boeing will sell to Buyer and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Spare Parts General Terms Agreement No. 28.

ARTICLE 14.	Contractual Notices and Requests.

All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

Buyer:	Compagnie Nationale Air France Roissypole 45 Rue de Paris 95747 Roissy Charles de Gaulle France Attention: President

Boeing:	Boeing Commercial Airplane Group P.O. Box 3707 Seattle, Washington 98124-2207 U.S.A. Attention: Vice President – Contracts Mail Stop 75-38

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.	Miscellaneous.

15.1 Government Approval. Boeing and Buyer will use their best reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

15.2 Headings. Article and paragraph headings used in this Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

15.3 Entire Agreement; Amendments. This Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

15.4 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

15.5 Negotiated Agreement. This Agreement, including the provisions of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.

* * * * * * * * * * * * * * * * * * * * * * * * *

COMPAGNIE NATIONALE AIR FRANCE		E BOEING COMPANY

BY	/s/ Illegible	BY	/s/ Illegible

Its	Chairman of the Board	Its	Attorney - in - fact

Table 1 to Purchase Agreement 1996 - Aircraft Delivery, Price & Description Model 777 Aircraft

Aircraft Model	Month/Year of Delivery	Quantity of Aircraft	Detail Specification No. and Date	Exhibit Number	Article 3.2 Aircraft Basic Price	Article 3.4 Advance Payment Base Price
Block A Aircraft 777-200ER	March 1998	One (1)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	April 1998	Two (2)
	January 1999	Two (2)
	March 1999	One (1)
	December 1999	Two (2)
	January 2000	One (1)
	December 2000*	One (1)

(*Moved from Jan 2001)

Block B Aircraft 777-200ER	November 2000	One (1)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	December 2000	One (1)
	February 2001	Two (2)
	November 2001	One (1)
	February 2002	One (1)
	April 2002	One (1)
	May 2002	One (1)

*	The SA-4, SA-6 & SA-8 Advance Payment Price has been retained since advance payments have been made based on this price and are within 24 months of delivery.

Note 1. 777-200IGW Aircraft Basic Price - Block A	Note 2. 777-200IGW Aircraft Basic Price - Block B
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 2 to

Purchase Agreement 1966

Aircraft Delivery, Price & Description

Model 777-300ER Aircraft

Aircraft Model	Month/Year of Delivery	Quantity of Aircraft	Detail Specification No. and Date	Exhibit Number	Article 3.2 Aircraft Basic Price (1999$ STE)	Article 3.4 Advance Payment Base Price
Block C Aircraft
777-300ER	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

777-300ER Aircraft Basic Price (Price Base year - Jul 1999)
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

COMPAGNIE NATIONALE AIR FRANCE

Exhibit A-200-R1

to Purchase Agreement Number 1966

for

Boeing Model 777-2001GW Aircraft

AIRCRAFT CONFIGURATION

NUMBER A-200-R1

Dated May 1, 1997

relating to

BOEING MODEL 777-2001GW AIRCRAFT

The Detail Specification is Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Revision A, dated February 29, 1996 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.

CR Number /CR Title	Price Per A/C 1995 STE $$$ (10 Aircraft)
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

COMPAGNIE NATIONALE AIR FRANCE

Exhibit A-200-R2

to Purchase Agreement Number 1966

for

Block B Aircraft

Boeing Model 777-2001GW Aircraft

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Exhibit A-300 to Purchase Agreement Number 1966

For

Boeing Model 777-300ER

AIRCRAFT CONFIGURATION

No. A-300

Dated November 8, 2002

relating to

BOEING MODEL 777-300ER AIRCRAFT

The Detail Specification is Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate the Options listed below, including the effects on Manufacturers Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Purchase Agreement Document [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

CR	Title	1999$ 14 AP Price Per A/C	Follow On Price Per A/C
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

NUMBER A-200-R2

Dated December 9th, 1998

relating to

BOEING MODEL 777-2001GW AIRCRAFT

Block B Aircraft

The Detail Specification for the Block B Aircraft is Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] dated as [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Aircraft Basic Price reflects and includes all effects of Change Orders No. 1, 2 and 3,

PRODUCT ASSURANCE DOCUMENT

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Exhibit B to Purchase Agreement Number 1966

PRODUCT ASSURANCE DOCUMENT NO. 1966

Relating to

BOEING MODEL 777 AIRCRAFT

This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1966 between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to the purchase of Boeing Model 777 aircraft. This Product Assurance Document consists of the following parts:

PART A	Boeing Warranty

PART B	Warranty Repairs and Modifications by Buyer

PART C	Boeing Service Life Policy

PART D	Boeing Indemnity Against Patent Infringement

PART D	Boeing Indemnity Against Copyright Infringement

PART E	Supplier Warranties and Patent Indemnities

PART F	Engine Manufacturer Warranties (Model 777-200ER Only)

PART F	Engine Manufacturer Warranty and Product Support Plan (Model 777-300ER Only)

PART G	Boeing Interface Commitment

PART H	General

PART I	Supplier Component Reliability (MTBUR/MTBF) Commitments and System Reliability (MTBMA) Commitments

PART J	Component Reliability (MTBUR/MTBF) Program for Specified Components Manufactured to Boeing’s Detailed Design

PART A

BOEING WARRANTY

1.	Warranties.

Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

1.2 be free from defects in material and workmanship, including process of manufacture; and

1.3 be free from defects in design, including selection of (i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called “defects” or a “defect”, and the term “system”, “accessory”, “equipment” or “part” may hereinafter be called “item” or “items.”

2.	Exceptions.

The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing’s detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship.

3.	Survival of Warranties.

Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing’s detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.	Warranty Periods and Claims.

4.1 The warranty periods are:

4.1.1 As to a defect in conformance to the Detail Specification, 48 months after delivery of each Aircraft, and

4.1.2 As to a defect in material, workmanship or design in any item, 48 months after delivery of each Aircraft in which such item was initially installed.

4.2 Boeing’s Product Assurance Regional Manager at Renton, Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

4.3.2 Identity of the Aircraft on which the claimed item was installed as original equipment;

4.3.3 Date the claimed defect became apparent which will be the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

4.3.4 Description of the claimed defect and circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin

4.4 Upon completion of Boeing’s warranty claim investigation, including examination of any item or Aircraft returned to Boeing, Boeing will promptly provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer’s warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.	Remedies.

Buyer’s remedies under this Boeing Warranty are as follows:

5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing’s expense of such defect; provided, however, that with Buyer’s agreement, Boeing will not be obligated to correct any defect that has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

5.2 As to a defect in material or workmanship, (i) the repair at Boeing’s expense of such defect or, (ii) at Boeing’s option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item or within six months after delivery of the corrected item or material required to correct such item, whichever last expires.

5.3 As to a defect in design, the correction at Boeing’s expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

5.4 Boeing will issue a credit memorandum to reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.	Returned Items.

Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer’s authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

6.1 As to Aircraft:

6.1.1 An Aircraft may be returned only if

6.1.1.1 substantially all the work to be performed by Boeing is covered by this Boeing Warranty, and

6.1.1.2 Buyer does not have the capability to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing’s facilities.

6.1.2 All warranty work, including test flight if required, will be performed at Boeing’s expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing’s facilities and in ferrying the Aircraft back to Buyer’s facilities. Buyer will minimize the length of both ferry flights.

6.1.3 Any nonwarranty work performed by Boeing will be paid for by Buyer at Boeing’s then-standard rates.

6.1.4 A separate agreement based on Boeing’s then-standard form will be entered into to cover the return of and work on such Aircraft.

6.2 As to any system, accessory, equipment or part:

6.2.1 All warranty work will be performed at Boeing’s expense, with reasonable efforts to minimize item out-of-service time for items returned.

6.2.2 Boeing’s turnaround-time objectives for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing’s facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer’s warranty claim describing the work, and ends the date of shipment by Boeing of such item,

If it is anticipated that a turnaround-time objective will not be met, or if turnaround time objective is not achieved, and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List as previously agreed with Buyer, Buyer may request that Boeing, either:

6.2.2.1 expedite repair or replacement of the item or

6.2.2.2 provide a similar item on a no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

6.2.3 The freight charge for shipment to Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.	Nonrepairable Items.

Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer’s claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.	Reimbursement for Certain Inspection Labor Costs.

8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing’s detailed design, provided that:

8.1.1 such inspections are recommended by a Boeing service bulletin or service letter or similar authorizing Boeing written communication, issued by Boeing within 48 months after delivery of such Aircraft, and

8.1.2 such reimbursement will not apply to any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed,

8.2 If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by ‘Buyer, whichever date occurs first.

9.	Wear and Tear.

Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.	Disclaimer and Release? Exclusion of Liabilities.

This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.	Buyer’s Indemnification of Boeing.

The provisions of Part E, “Buyer’s Indemnification of Boeing and Insurance” of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer’s specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

PART B

WARRANTY REPAIRS AND MODIFICATIONS BY BUYER

1.	General.

To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer’s option, be performed by Buyer (work) and charged to Boeing, subject to the following:

2.	Scope.

This option applies only to items manufactured to Boeing’s detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option,

3.	Repairs and Modifications.

All work will be performed in accordance with Boeing’s written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4.	Claims for Reimbursement.

Buyer’s claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

4.1 Description of the work performed by Buyer;

4.2 Date work was completed by Buyer;

4.3 Itemized account of the direct labor hours expended in performing the work; and

4.4 Itemized account of the direct materials incorporated in the work.

5.	Reimbursement.

Upon approval of Buyer’ claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

5.1 Direct Labor.

At the Warranty Labor Rate specified herein for labor hours expended by Buyer’s direct labor employees in performing the work, including removal, disassembly, inspection, bench testing, reassembly, final inspection, and reinstallation, but not to exceed Boeing’s reasonable estimate of required labor hours, and excluding time for overhaul.

5.2 Direct Materials.

At the invoice cost to Buyer for all direct materials incorporated in the work, excluding (i) materials used for overhaul, (ii) materials furnished by Boeing at no charge, (iii) materials which exceed Boeing’s reasonable estimate of required materials, and (iv) allowances for handling, overhead, taxes, customs duties and the like.

5.3 Warrants Labor Rate.

The Warranty Labor Rate is $41.26 per hour or 150% of Buyer’s average direct hourly labor rate, whichever is greater. For this purpose, “average direct hourly labor rate” is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer’s employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer’s first claim for labor reimbursement, Buyer will notify Boeing of Buyer’s then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

5.4 Limitation.

The total reimbursement with respect to the direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing’s then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

5.5 Claims for Reimbursement.

Unless other wise agreed in writing, Buyer’s claim for reimbursement with respect to any repair or modification must be submitted in wroting to Boeing’s warranty administrator in Renton, Washington, promptly after completion of the repair or modification. All claims for reimbursement shall include the following:

(a) the identity of the item involved, including Boeing part number, serial number and the quantity of item claimed defective.

(b) the identity of the Aircraft to which each item is related.

(c) the date the claimed defect became apparent to Buyer.

(d) a description of the claimed defect.

(e) the date a repair or modification was completed by Buyer.

(f) an itemized account of the direct labor hours expended in performing the repair or modification.

(g) an itemized account of the direct materials included in the repair or modification.

All claims for reimbursement will be subject to audit by Boeing. Boeing will notify Buyer of Boeing’s disposition of each claim submitted hereunder within 30 days after receipt of Buyer’s claim and substantiating data pursuant to the above. In addition, Boeing shall us its best reasonable efforts to submit any Credit Memorandum due Buyer hereunder, within 15 days after the Boeing disposition pertaining to a claim has been completed.

6.	Replaced Parts.

If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer’s claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.

PART C

BOEING SERVICE LIFE POLICY

1.	Definitions.

1. 1 “Airframe Component” means any of the primary structural elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

1.2 “Landing Gear Component” means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

1.3 “Spare Component” means any component set forth in Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

1.4 “Covered Component” means an Airframe Component, a Landing Gear Component or a Spare Component.

1.5 “Failure” means any breakage or defect in a Covered Component.

1.6 “Failed Component” means a Covered Component in which a Failure has occurred.

2.	Service Life Policy.

If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component (excluding industry standard parts) or (ii) furnish to Buyer a replacement Covered Component:

2.1 As to any Airframe Component or Landing Gear Component, within 12 years after delivery of the Aircraft in which such component was initially installed; or

2.2 As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 777 aircraft to Buyer, whichever first expires.

3.	Price.

The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
where:
P =	price to Buyer

C =	Boeing spare parts sales price at time of correction or replacement

T =	total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.	Conditions and Limitations.

Boeing’s obligations under this Policy are conditioned upon the following:

4.1 Buyer must notify Boeing of the Failure within three months after it becomes apparent to Buyer.

4.2 Buyer must provide reasonable evidence that the claimed Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing’s instructions.

4.3 If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing’s expense.

4.4 Buyer’s rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.

5.	Disclaimer and Release; Exclusion of Liabilities.

This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

Attachment A to
Part C

COVERED AIRFRAME AND LANDING GEAR COMPONENTS

1.	Wing.

(a)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(b)	Wing spar webs, chords and stiffeners.

(c)	Inspar wing ribs.

(d)	Inspar splice plates and fittings.

(e)	Upper wing fold hinge, end ribs and lower latch lugs.

(f)	Main landing gear support structure.

(g)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

(h)	Wing-to-body structural attachments.

(i)	Engine strut support fittings attached directly to wing primary structure.

(j)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(k)	Leading edge device and trailing edge flap support system.

(l)	Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(a)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(e)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)	Forward and aft pressure bulkheads.

(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices,

(i)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spars including stiffeners.

(c)	Attachment fittings between vertical stabilizer and body.

(d)	Inspar ribs.

(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)	Rudder internal, fixed attachment and actuator support structure.

(g)	Rudder hinges and supporting ribs, excluding bearings.

4.	Horizontal Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spars including splices and stiffeners.

(c)	Inspar ribs.

(d)	Stabilizer splice fittings and pivot and screw support structure.

(e)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f)	Elevator internal, fixed attachment and actuator support structure.

(g)	Elevator hinges and supporting ribs, excluding bearings.

5.	Engine Strut.

(a)	Strut external surface skin and doublers and stiffeners.

(b)	Internal strut chords, frames and bulkheads.

(c)	Strut to wing fittings and diagonal brace.

(d)	Engine mount support fittings attached directly to strut structure and including the engine mounted support fittings.

6.	Main Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder.

(c)	Upper and lower side strut, including spindles and universals.

(d)	Upper and lower drag strut, including spindles and universals.

(e)	Orifice support tube.

(f)	Downlock links including spindles and universals.

(g)	Torsion links.

(h)	Bogie beam.

(i)	Axles.

(j)	Steering crank arm.

(k)	Steering rod.

7.	Nose Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Orifice support tube.

(d)	Upper and Lower drag strut, including lock links.

(e)	Steering plates and steering collar,

(f)	Torsion links.

(g)	Actuator support beam and hanger.

NOTE:	The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

PART D

BOEING INDEMNITY AGAINST PATENT INFRINGEMENT

1.	Indemnity.

Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer from and against all claims suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part (item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.	Exceptions.

2.1 This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or (ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention).

2.2 This indemnity will not apply to Buyer Furnished Equipment, Engines, any system, accessory, equipment or part that was not manufactured to Boeing’s detailed design, or to any system, accessory, equipment or part manufactured to Boeing’s detailed design without Boeing’s authorization.

3.	Conditions and Limitations.

Buyer% remedy and Boeing’s obligations hereunder are subject to the following:

3.1 Buyer must give Boeing written notice within 10 days after Buyer receives notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.

3.2 Following receipt of such notice Boeing may conduct negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

3.3 Buyer will (i) promptly furnish to Boeing all data, records and assistance within Buyer’s control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing’s prior approval to pay or assume any liabilities, damages, royalties or costs.

3.4 Boeing’s obligations and Buyer’s remedies herein exclude Buyer’s incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing’s option, replacing the infringing item or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

3.5 Boeing’s obligations and Buyer’s remedies herein are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein,

PART D-l

BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT

1.	Indemnity.

Subject to the following, Boeing will indemnify Buyer with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft Software).

2.	Exceptions, Limitations and Conditions.

2.1 Boeing will have no obligation to indemnify Buyer relative to Buyer Furnished Equipment, engines, software not manufactured to Boeing’s detailed design, or software manufactured to Boeing’s detailed design without Boeing’s written authorization.

2.2 Boeing’s obligation to indemnify Buyer is limited to infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries) and (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a “work” under The Berne Convention.

2.3 Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

2.4 Boeing may, at its option, replace any infringing or allegedly infringing Aircraft Software (or item containing Aircraft Software) with a noninfringing equivalent.

2.5 Buyer must inform Boeing in writing (a) within 10 days after Buyer receives notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any allegation or claim in the nature of copyright infringement involving Aircraft Software.

2.6 Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

2.7 Buyer will promptly furnish to Boeing all data, records and assistance within Buyer’s possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

2.8 Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

2.9 The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.

PART E

SUPPLIER WARRANTIES AND PATENT INDEMNITIES

1.	Supplier Warranties and Supplier Patent Indemnities.

Boeing will obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing’s detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.	Boeing Assistance in Administration of Supplier Warranties.

Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.	Boeing Support in Event of Supplier Default.

3.1 If any Supplier defaults in the performance of a material obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect to the same extent as if such item had been manufactured to Boeing% detailed design, except that:

(i) the warranty period with respect to such item shall be the longer of the applicable warranty period set forth in the supplier warranty or the warranty period set forth in paragraph 4 of Part A of this Exhibit B, and

(ii) the warranty notice period shall be as specified in paragraph 4.1 of Part A of this Exhibit B.

3.2 At Boeing’s request, Buyer will assign to Boeing, and Boeing will be subrogated to, any of Buyer’s rights against the manufacturer providing such Supplier warranty as Boeing may reasonably require in the fulfillment of its obligations hereunder.

PART F

ENGINE MANUFACTURER’S WARRANTY

AND PRODUCT SUPPORT PLAN

MODEL 777-200ER ONLY

Boeing has obtained from General Electric Company (GE) the right to extend to Buyer the provisions of GE’s warranty as set forth below (herein referred to as the “Warranty”); subject, however, to Buyer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Buyer and Buyer hereby accepts the provisions of GE’s Warranty as hereinafter set forth, and such Warranty shall apply to all GE90 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Buyer for support of the Aircraft except that, if Buyer and GE have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 1 through 10 below and paragraphs 1 through 10 below shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing’s extension of the GE Warranty to Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Buyer hereby releases and discharges GE from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GE90 type Engines except as otherwise expressly assumed by GE in such GE Warranty or General Terms Agreement between Buyer and GE and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

GENERAL ELECTRIC COMPANY WARRANTY

Model 777-200ER Only

1.	Title.

General Electric warrants that at the date of delivery, GE has legal title to and good and lawful right to sell its GE90 Type Engine and Products and furthermore warrants that such title is free and clear of a1.1 claims, liens and encumbrances of any nature whatsoever.

2.	Patents.

A. GE will handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Buyer. This paragraph will not apply to any product or any part manufactured to Buyer's design or to the aircraft manufacturer's design. As to such product or part, GE assumes no liability for patent infringement.

B. GE’s liability hereunder is conditioned upon Buyer promptly notifying GE in writing and giving GE authority, information and assistance (at GE’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, GE will expeditiously, at its own expense and at its option, either (1) procure for Buyer the rights to continue using said product or part; (2) replace the same with a satisfactory and noninfringing product or part; or (3) modify the same so it becomes satisfactory and noninfringing. The foregoing will constitute the sole remedy of Buyer and the sole liability of GE for patent infringement.

C. The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Buyer as part of the installed equipment on GE90 powered Aircraft.

3.	Initial Warranty.

GE warrants that GE90 Engine products will conform to GE’s applicable specifications and will be free from defects in material and workmanship prior to Buyer’s initial use of such products.

4.	Warranty Pass-On.

A. If requested by Buyer and agreed to by GE in writing, GE will extend warranty support for Engines sold by Buyer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator (s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

B. Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Buyer.

C. In the event Buyer is merged with, or acquired by, another aircraft operator which has a general terms agreement with GE, the Warranties as set forth herein will apply to the Engines, Modules, and Parts.

5.	New Engine Warranty.

A. GE warrants each new Engine and Module against Failure for the initial 3500 Flight Hours as follows:

1. Parts Credit Allowance will be granted for any Failed Parts.

2. Labor Allowance for disassembly, reassembly, tests and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

3. Such Parts Credit Allowance, test and Labor Allowance will be 100% from new to 3000 Flight Hours and decreasing pro rata from 100% at 3000 Flight Hours to zero percent at 3500 Flight Hours.

B. As an alternative to the above allowances, GE will upon request of Buyer:

1. Arrange to have failed Engines and Modules repaired as appropriate, at a facility designated by GE at no charge to Buyer for the first 3000 Flight Hours and at a charge to Buyer increasing pro rata from zero percent of GE’s repair costs at 3000 Flight Hours to 100% of such GE repair costs at 3500 Flight Hours.

2. Transportation to and from the designated facility shall be at Buyer’s expense.

6.	New Parts Warranty.

In addition to the warranty granted for new Engines and Modules GE warrants Engine and Module Parts as follows:

A. During the first 2000 Flight Hours for such Parts and Expendable Parts, GE will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

B. GE will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 2000 Flight Hours Part Time to zero percent at the applicable hours designated in the Table below:

GE90 Warranty Parts List*

FLIGHT HOURS
	3000	4000	8000	15000
Fan Rotor
Blade, 1st Stage	X
Blade, Booster Stages 2–4	X
Disk, 1st Stage				X
Spool, Booster Stages				X
Forward Fan Shaft				X
Spinner	X
Mid-shaft				X
Fan Stator
Casing incl. containment			X
Statow Vane Stages	X
Booster Cases		X
Outlet Guide Vane (OGV), support		X
Noise Attenuation Panels		X
Bleed Valve System	X
Aft Case			X
Compressor Rotor
Blades	X
Disks and Spools				X
Shaft, Aft				X
Compressor Stator
Case			X
Shrouds	X
Vanes	X
Variable Stator Actuating Rings	X
Combustor
Inner/Outer Liners & Dome	X
HPT Rotor
Blades		X
Retaining Rings	X
Shaft, Forward and Aft				X
Disks				X
Thermal Shield	X
Spacer/Impeller				X

*	Warranty Parts List may change

GE90 Warranty Parts List (Cont.)*

FLIGHT HOURS
	3000	4000	8000	15000
HPT Stator
Vane Assemblies		X
Vane Support		X
Interstage Seal	X
Shrouds	X
Shroud Support		X
LPT Rotor
Blades	X
Interstage Seals	X
Disks				X
LP Shaft				X
LPT Stator
Case			X
Vane Assemblies	X
Interstage Seals	X
Shrouds	X
Fan Frame
Mid Frame and Struts		X
All Supports		X
Fwd. Engine Mount		X
Fairings		X
Compressor Rear Frame
Case			X
“B” sump		X
Condition Monitoring Equipment	X
Turbine Rear Frame
Frame			X
Liner		X
Bearing Supports		X
“C/D” Sump		X
Main Engine Bearings		X
Gearboxes
Cases		X
Shafts, Drive		X
Gears		X
Bearings		X
Plug-in Adapters		X

*	Warranty Parts List may change

GE90 Warranty Parts List (Cont. )*

FLIGHT HOURS
	3000	4000	8000	15000
Rotor Tubes and Baffles	X

Sump Air and Oil Seals	X
Oil Tank	X

Controls & Accessories-Engine
Lube Pump	X
Scavenge Pump	X
Scavenge Filter	X
Fuel/Oil Heat Exchanger	X
Main Fuel Pump	X
Fuel Filter	X
Pressurizing Valve	X
Hydro Mechanical Unit	X
Compressor Inlet Temperature Sensor	X
Variable Stator Actuator	X
Thermocouple Harness	X
Tachometer Generator-Fan	X
Anti-Icing Valve	X
Ignition Unit	X
Electronic Control Unit	X
Fuel Nozzle	X
Power Alternator	X

*	Warranty Parts List may change

7.	Ultimate Life Warranty.

A. GE warrants Ultimate Life limits on the following parts:

GE90 Engine

Fan Rotor

Disk, Stage 1

Spool, Booster Stages 2-4

Fan-Shaft, Forward

Fan-Shaft, Aft

Compressor Rotor

Disk Shaft, Forward

Spool Stages 2-6

Disk, Stage 7

Spool Shaft, Stage 8-10

High Pressure Turbine Rotor

Disk Shaft, Stage 1

Disk Shaft, Stage 2

Low Pressure Turbine Rotor

Disks, Stage 1-6

Shaft, Cone

Shaft, Forward

B. GE will grant a pro rata Parts Credit Allowance of 100% when new to 10,000 Flight Cycles, and a credit allowance decreasing pro rata from 100% at 10,000 Flight Cycles to zero percent at 15,000 Flight Cycles. Credit will be granted only when such Parts are permanently removed from service by a GE or U.S. Government imposed Ultimate Life Limitation of less than 15,000 Flight Cycles.

8.	Campaign Change Warranty.

A. A campaign change will be declared by GE when a new Part design introduction, Part modification, Part inspection, or premature replacement of an Engine or Module is required by a time compliance (specific date) GE Service Bulletin. Campaign change may also be declared for GE Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. GE will grant the following Parts Credit Allowances:

Engines and Modules

(1) 100% for Parts in inventory or removed from service when new or with 3000 Flight Hours or less total Part Time.

(2) Pro rata for Parts in inventory, or removed from service decreasing pro rata from 100% at 3000 Flight Hours to 50% at 3500 Flight Hours.

(3) 50% for Parts in inventory or removed from service with over 3500 Flight Hours since new, regardless of warranty status.

B. Labor Allowance – GE will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or inspection of GE-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance (specific date) GE Service Bulletin. A Labor Allowance will be granted by GE for other GE issued Service Bulletins if so specified in such Service Bulletins.

C. Life Controlled Rotating Parts retired by Ultimate Life limits are excluded from Campaign Change Warranty.

9.	Limitations.

THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF GE WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL GE'S LIABILITY TO BUYER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO BUYER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

10.	Indemnity and Contribution.

A. IN THE EVENT BUYER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 9. ABOVE, BUYER SHALL INDEMNIFY AND

HOLD GE HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF GE, WHETHER ACTIVE, PASSIVE OR IMPUTED.

B. BUYER SHALL INDEMNIFY AND HOLD GE HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY GE EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY, BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY BUYER OR BECAUSE BUYER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST GE. BUYER’S OBLIGATION TO INDEMNIFY GE HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS GE IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGMENT IN AN ACTION OR PROCEEDING IN WHICH GE WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT BUYER’S LIABILITY IS OTHERWISE LIMITED.

PART F-I

ENGINE MANUFACTURER’S WARRANTY

AND PRODUCT SUPPORT PLAN

MODEL 777-300ER ONLY

ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from General Electric Company (GE) GE’s guarantee that GE will extend directly to Buyer GE’s warranty, special guarantees and product support services (hereinafter collectively referred to as the “Warranty”); subject, however, to Buyer’s acceptance of the conditions set forth in the Warranty.

In consideration for Boeing’s having obtained GE’s guarantee to provide the Warranty directly to the Buyer, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Buyer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO BUYER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

PART G

BOEING INTERFACE COMMITMENT

1.	Interface Problems.

If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer’s possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing’s opinion as to the causes of the Interface Problem and Boeing’s recommendation as to corrective action.

2.	Boeing Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing’s detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.	Manufacturer Responsibility.

If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing’s detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item. Boeing will also take whatever reasonable action is permitted by its contracts with such manufacturer in an effort to obtain a correction of the Interface problem acceptable to Buyer.

4.	Joint Responsibility.

If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing’s detailed design and partially to the design of an item not manufactured to Boeing’s detailed design, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations as may be proposed by Boeing and such other manufacturer(s; such proposal to be consistent with any then existing obligations of Boeing and such other manufacturer(s) . If such proposal is acceptable to Buyer, the proposed action will be taken.

5.	General.

Buyer will, if requested by Boeing, assign to Boeing any of Buyer’s rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.	Disclaimer and Release; Exclusion of Liabilities.

This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

PART H

GENERAL

1.	Duplicate Product Assurance Remedies.

Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.	Notices.

References to “Boeing” in connection with notices or communications throughout this Product Assurance Document mean Boeing’s Product Assurance Regional Manager at Renton, Washington.

PART I

SUPPLIER COMPONENT RELIABILITY (MTBUR/MTBF) COMMITMENTS AND

SYSTEM RELIABILITY (MTBMA) COMMITMENTS

1.	Supplier MTBUR/MTBF and MTBMA Commitments.

Boeing will use diligent efforts to obtain component reliability commitments and, for fault tolerant systems, system reliability commitments, enforceable by Buyer, from suppliers of certain systems, accessories, equipment and parts which are selected and purchased by Boeing but which are not manufactured to Boeing’s detailed design and which will be installed in the Aircraft at time of delivery. These commitments will be based on the supplier? contractual targets for Mean Time Between Unscheduled Removals (MTBUR), Mean Time Between Failures (MTBF) and, for fault tolerant systems, Mean Time Between Maintenance Alerts (MTBMA) . Boeing will furnish copies of such supplier MTBUR/MTBF and MTBMA commitments to Buyer, in Boeing Document No. DQ-56115, “Supplier Product Support and Product Assurance Document – All Boeing Model Airplanes,” prior to delivery of the first Aircraft.

2.	Boeing Support of Supplier MTBUR/MTBF Commitments.

Buyer will be responsible for submitting any reliability reports directly to suppliers, however if any supplier defaults in the performance of any material obligation with respect to the supplier’s MTBUR/MTBF commitments obtained by Boeing pursuant to paragraph 1 above, then the terms and conditions set forth in Part J of this Product Assurance Document will apply with respect to the supplier component involved, as if such component was a “Specified Component” (as defined in paragraph 2.12 of such Part J) provided by Boeing, except that:

2.1 Buyer will, within 3 months after the occurrence of such default, submit to Boeing’s Warranties Regional Manager at Renton, Washington, reasonable proof that such default has occurred;

2.2 The MTBUR and MTBF target values used will be the target values specified in the supplier commitments obtained by Boeing as described in paragraph 1 above; and

2.3 Boeing will have the right to assign any or all of its applicable obligations and liabilities with respect to Part J to any supplier that Boeing may select, provided that Boeing will remain obligated,, pursuant to this paragraph 2, to such applicable Part J provisions in the event of any further default by any such supplier.

At Boeing’s request, Buyer will assign to Boeing, and Boeing will be subrogated to, any of Buyer’s rights against such supplier as Boeing may reasonably require to permit Boeing to seek remedies from such supplier comparable to those provided by Boeing to Buyer pursuant to such Part J.

3.	Boeing Support of Supplier MTBMA Commitments.

In the event that any supplier defaults in the performance of any material obligation with respect to such supplier’s MTBMA commitments obtained by Boeing pursuant to paragraph 1 of this Part I, then the terms and conditions set forth in Attachment A to this Part I will apply with respect to the supplier component involved, except that:

3.1 Buyer will, within 3 months after the occurrence of such default, submit to Boeing’s Warranties Regional Manager at Renton, Washington, reasonable proof that such default has occurred; and

3.2 The MTBMA target values used will be the target values specified in the supplier commitments obtained by Boeing as described in paragraph 1 above.

Attachment A to

Part I

Fault Tolerant System Reliability (MTBMA) Program

for Supplier-Designed Products

Boeing will use diligent efforts to obtain system reliability programs from suppliers of fault-tolerant systems. The definitive terms being requested of the suppliers for such programs are essentially the same as those contained in Part J of this Product Assurance Document, except for the following:

1. Reliability would be measured in terms of Mean Time Between Maintenance Alerts (MTBMA) wherein the Maintenance Alert is a message provided to the Aircraft’s on-board maintenance system when internal. components of the specified system have failed, but at least 1 additional and like failure would be required before Aircraft dispatch integrity requirements could no longer be met,

2. Reliability deficiencies would be based on an excessive level of Maintenance Alerts wherein removal of the specified system from the Aircraft would not be a requirement.

3. Remedies for such deficiencies would apply to the affected fleet of 777 aircraft as well as the Aircraft.

4. To support such fleet-wide remedies, all operators of 777 aircraft will be strongly encouraged to provide reliability data on a monthly basis whether or not they are claiming an MTBMA reliability deficiency.

5. Such programs will be administered directly between Buyer and such suppliers.

PART J

COMPONENT RELIABILITY (MTBUR/MTBF) PROGRAM

FOR SPECIFIED COMPONENTS MANUFACTURED TO BOEING’S

DETAILED DESIGN

1.	_________.

1.1 Program Term.

The Component Reliability Mean Time Between Unscheduled Removal (MTBUR) and Mean Time Between Failure (MTBF) Program as set forth herein (the Program) will be, with respect to each Specified Component (as hereinafter defined), in effect for a term of 5 consecutive years after delivery of the first Model 777 aircraft in which the first of each such Specified Component is installed (the Program Term). Except as otherwise provided herein, all provisions of the Program and Boeing’s obligations hereunder will terminate, with respect to each Specified Component, at the end of the last day of the Program Term applicable to each such Component.

1.2 Covered Aircraft.

The Program will apply to any Specified Component installed in any Aircraft operated by Buyer (the Covered Aircraft) during the Program Term.

2.	Definitions.

For purposes of the Program, the following definitions will apply:

2.1 “BITE” means Built-In-Test Equipment.

2.2 “Chargeable Unscheduled Removal” for any Specified Component means the removal of such Component from a Covered Aircraft during any Reporting Period or Special Reporting Period for such Component due to a known or suspected malfunction or defect, including a removal made in response to BITE. However, the unscheduled removal of a Specified Component will not constitute a Chargeable Unscheduled Removal in any of the following events:

2.2.1 The removal of the Specified Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such

Component is installed which is not in accordance with Boeing’s applicable written instructions, unless Buyer can establish that such operation, service or maintenance is in accordance with recognized standards for commercial air carriers;

2.2.2 The removal is for maintenance convenience;

2.2.3 The removal is for purposes of condition analysis;

2.2.4 The removal is due to a cause which is incidental to or a consequence of a failure of another part;

2.2.5 Prior to such removal, a remedy for the cause for such removal has been offered to Buyer and Buyer has not accomplished such remedy within the time period set forth in paragraph 6.1 herein; or

2.2.6 The removal is caused by Buyer’s failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

2.3 “Buyer’s Fleet” or “Fleet” means all Covered Aircraft operated by Buyer during any Reporting Period or Special Reporting Period,

2.4 “Fleet Achieved MTBF” or “Fleet Achieved MTBUR” for any Specified Component during any Reporting Period or Special Reporting Period for such Component is the value obtained by use of the following formula:

Fleet Achieved MTBF or	=	Fleet Component Hours Fleet Verified Failures or
Fleet Achieved MTBUR		Fleet Unscheduled Removals, respectively

2.5 “Fleet Component Hours” for any Specified Component are the total Fleet flying hours (Covered Aircraft takeoff to touchdown) during any Reporting Period or Special Reporting Period for such Component multiplied by the number of such Components per Covered Aircraft.

2.6 “Fleet Verified Failures” or “Fleet Unscheduled Removals” for any Specified Component are the total number of Verified Failures or Chargeable Unscheduled

Removals, respectively, of such Component experienced by a Fleet during any Reporting Period or Special Reporting Period for such Component.

2.7 “MTBF Deficiency” or “MTBUR Deficiency” for any Specified Component occurs when, for any Reporting Period for such Component, 4 or more Verified Failures or 4 or more Chargeable Unscheduled Removals are experienced and the Fleet Achieved MTBF or Fleet Achieved MTBUR for such Reporting Period is less than the “Target Critical Value” with respect to such Component, as determined by the procedure in paragraph 7 herein.

2.8 “Special MTBF Deficiency” or “Special MTBUR Deficiency” for any Specified Component occurs when, for any Special Reporting Period for such Component, 3 or more Verified Failures or Chargeable Unscheduled Removals are experienced and Fleet Achieved MTBF or Fleet Achieved MTBUR for such Component during such Special Reporting Period does not exceed 50% percent of the MTBF or MTBUR Target for such Component.

2.9 “MTBUR Target” or “MTBF Target” for any Specified Component will be the applicable value specified for such Component in paragraph 9 herein.

2.10 “Reporting Period” for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Buyer hereunder, during which at least 4 Verified Failures or Chargeable Unscheduled Removals have occurred. The initial Reporting Period will commence on the first day of the first full calendar month following the date Buyer’s first Covered Aircraft is delivered.

2.11 “Special Reporting Period” for each Specified Component in a Fleet will be the number of consecutive months, including the month immediately preceding the month of any report furnished by Buyer hereunder, wherein (i) at least 3 Verified Failures or Chargeable Unscheduled Removals of such Component occur and (ii) no more than 3 Covered Aircraft are operated by Buyer during such period.

2.12 “Specified Component” or “Component” means any part identified in paragraph 9 herein or any later configurations thereof installed on a Covered Aircraft or sold by Boeing to Buyer as a spare part during the Program Term.

2.13 “Turnaround-Time” for each Specified Component during any Reporting Period or Special Reporting Period is the average time in calendar days consumed in the receiving, inspection, test, repair, modification, replacement, packaging and shipping preparation necessary to confirm or restore the serviceability of all such Components experiencing a Chargeable Unscheduled Removal or Verified Failure which are removed and processed during such Reporting Period or Special Reporting Period. Specific Turnaround-Time periods are defined as follows:

2.13.1 For Specified Components processed by Boeing, the Turnaround-Time will start on the date on which both the Component and Buyer’s return order or claim pertaining to such Component have been received by Boeing and will end on the date the serviceable or replacement Component is shipped by Boeing to Buyer, plus a maximum of 5 days transportation time for return shipment from Boeing to Buyer. Boeing will use the most expeditious method of transportation, including air shipment, to the maximum extent practicable.

2.13.2 For Specified Components processed by Buyer, the average Turnaround-Time will not exceed a period beginning with the date of removal of the Specified Component and ending 15 calendar days after such date, unless a longer period is (i) justified due to a delay by Boeing in providing parts required to repair or modify such Specified Components or (ii) established by agreement between Boeing and Buyer.

2.14 “Verified Failure” for any Specified Component means an unscheduled removal of such Component from a Fleet during any Reporting Period or Special Reporting Period due to a failure in such Component where such failure is the primary cause for removal and is subsequently confirmed by Boeing’s approved shop test, investigative processes, inspection findings or BITE failure confirmation records. However, the unscheduled removal of a Specified Component due to a failure of such Component will not constitute a “Verified Failure” in any of the following events:

2.14.1 The failure of such Specified Component is caused by any operation, service or maintenance of such Component, the Covered Aircraft or a system in which such Component is installed which is not in accordance with Boeing’s applicable written instructions, unless Buyer can establish that such operation, service, maintenance or overhaul is in accordance with recognized standards for commercial air carriers;

2.14.2 The failure of the Specified Component is due to a cause which is incidental to or a consequence of a failure of another part;

2.14.3 Prior to such failure a remedy for such failure has been offered to Buyer and Buyer has not accomplished such remedy within the time period set forth in paragraph 6.1 herein; or

2.14.4 The failure is caused by Buyer’s failure to repair or replace all faulty or discrepant component parts of the Specified Component when performing service or maintenance on such Component.

3.	Remedies.

3.l If Buyer notifies Boeing within 90 days after completion of the most recent Reporting Period or Special Reporting Period with respect to any Specified Component that an MTBUR Deficiency or an MTBF Deficiency exists or that a Special MTBUR Deficiency or Special MTBF Deficiency for such Specified Component for such Period exists; then Boeing will:

3.1.1 Upon Buyer’s request, and at no cost to Buyer, provide technical assistance and recommendations to Buyer of the type and extent which Boeing determines is appropriate for correcting such Deficiency;

3.1.2 Investigate the circumstances and possible causes of any such Deficiency, and, if such investigation indicates a design review is appropriate, initiate a review of the design of such Component and, if redesign is practicable, redesign such Component. If such redesign requires modification of deficient Specified Components, Boeing will either (i) modify such deficient Components at no charge to Buyer or (ii) provide retrofit kits required to accomplish such modification at no-charge to Buyer and reimburse Buyer for the direct labor costs to incorporate such retrofit kits. Boeing’s reimbursement amount will not exceed Boeing’s reasonable estimate of the labor hours required therefor by Buyer, using the warranty labor reimbursement agreement then in effect between Boeing and Buyer; and

3.1.3 Upon Buyer’s request, provide to Buyer on a no-charge loan basis the quantity of additional spare Specified Components determined by the formula set forth in paragraph 8 herein. Such spare Specified Component(s) will be in a new or used-serviceable condition,

3.2 Upon receipt of each subsequent monthly report submitted by Buyer pursuant to paragraph 5.2 herein, Boeing will monitor the Fleet Achieved MTBUR and/or Fleet Achieved MTBF with respect to the deficient Specified Component and, depending on the reliability performance of such Component, either (i) if a Deficiency continues to exist, and at Buyer’s request, furnish any additional spare Component(s) available to Buyer under the terms of the Program or (ii) if a Deficiency no longer exists and subject to separate agreement between Buyer and Boeing, Boeing will:

3.2.1 sell such loaned spare Component(s) to Buyer as additional follow-on spare parts, and/or

3.2.2 arrange for the incorporation of such loaned spare Component(s) in one or more of Buyer’s follow-on Aircraft.

If Buyer and Boeing cannot reach agreement on either alternative 3.2.1 or 3.2.2 above, Buyer will be responsible for the prompt return to Boeing of any spare Component(s) loaned hereunder.

4.	Extended Remedies.

Notwithstanding the expiration of the Program Term for any Specified Component, if an MTBWR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with regard to such Specified Component on such expiration date, and Buyer notifies Boeing of such Deficiency within 90 days after such date, Boeing will either:

4.1 Extend the Program for such Specified Component until such Deficiency is corrected, in which case the provisions of paragraph 3 herein will remain in full force and effect with respect to such Specified Component, or

4.2 Negotiate in good faith with Buyer to reach a mutually agreeable settlement regarding such Deficiency.

5.	Administrative Requirements.

5.1 If no MTBUR Deficiency, Special MTBUR Deficiency, MTBF Deficiency or Special MTBF Deficiency exists with respect to a Specified Component for any Reporting Period, or, if applicable, Special Reporting Period, no reports need be filed. If a Deficiency is being claimed, the reports identified in paragraph 5.2 below covering the Reporting Period or Special Reporting Period during which such Deficiency occurred will accompany such claim.

5.2 After such a Deficiency has been claimed or when any remedies, as set forth in paragraph 3 herein, are being provided to Buyer, Buyer will provide monthly reports to Boeing. Such reports will include the calculation of the Fleet Achieved MTBUR or Fleet Achieved MTBF for the most recently completed Reporting Period or, if applicable, Special Reporting Period (which will include the same number of months in the Reporting Period or Special Reporting Period initially selected by Buyer pursuant to paragraph 2.10 or 2.11 herein for the Specified Component involved) and will be submitted to Boeing within 30 days after the last day of each successive month.

5.3 Upon request, Buyer will submit to Boeing adequate proof that any removal of a Specified Component for a reason claimed by Buyer to constitute a Chargeable Unscheduled Removal or Verified Failure does in fact constitute such Removal or such Failure. Buyer will afford Boeing a reasonable opportunity to investigate the cause of any claimed Deficiency and will provide such additional information as is reasonably necessary to monitor the Program or to investigate any claimed Deficiency. Buyer records supporting such reports and any additional pertinent information related thereto will be maintained for a minimum of 1 year after submittal of the report or related information. All such records and any other data in Buyer’s possession reasonably required for the proper administration of the Program will, upon request, be made available at Buyer’s facilities for examination by Boeing.

5.4 All reports submitted to Boeing will be addressed to the attention of Boeing’s Warranties Regional Manager at Renton, Washington.

6.	Conditions and Limitations.

6.1 If, to improve the Fleet Achieved MTBUR or Fleet Achieved MTBF for a Specified Component, Boeing provides service bulletins, service letters or other written instructions (instructions) or offers no-charge retrofit kits (kits) pertaining to such Component, Buyer will accomplish such instructions or install such kits within a period of 240 days after availability of such instructions or kits at Buyer’s facility or such longer period as may be established by mutual agreement between Boeing and Buyer. If Buyer does not accomplish the instructions or install the kits within the time periods indicated, all removals of Specified Components affected by such instructions or kits which occur after expiration of such time periods and prior to accomplishment by Buyer of such instructions or kits on all affected Specified Components in Buyer’s possession will be excluded from the calculations which determine whether or not remedies are available under the Program.

6.2 The Program is not a warranty or an agreement to modify any Specified Component to conform to new developments in the state of design or manufacturing art. Boeing’s sole obligations under the Program and Buyer’s sole remedy and relief for all matters arising under or by virtue of the Program will be as set forth herein. This Part J and the rights and remedies of Buyer and obligations of Boeing herein are subject to the disclaimer and release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

7.	Determination of Target Critical Values for MTBUR and MTBF Targets.

7.1 Definitions.

R	=	number of Fleet Unscheduled Removals (for MTBUR) or Fleet Verified Failures (for MTBF) during Reporting Period.

M	=	applicable MTBUR Target or MTBF Target for the Specified Component (as set forth in paragraph 9 herein).

C	=	Critical Value Multiplier (determined using the table below) which corresponds to the value of “R” as defined above. (Interpolation is to be used for values not shown in the table below.)

7.2 Target Critical Value Calculation.

The Target Critical Value (used to determine if an MTBUR Deficiency or an MTBF Deficiency exists) for any Specified Component will be calculated as follows:

Target Critical Value = CM

7.3 Table of Critical Value Multipliers.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.	Additional Spare Specified Components Formula.

8.1 Definitions.

M	=	applicable MTBWR or MTBF Target for the Specified Component

m	=	Fleet Achieved MTBUR or MTBF

N	=	total number of installed Specified Components, i.e, number of Covered Aircraft operated during the Reporting Period or, if applicable, Special Reporting Period times the number of such Specified Components installed per Covered Aircraft.

T	=	Turnaround-Time (in calendar days)

u	=	Average daily utilization (total actual Fleet flying hours, takeoff to touchdown, divided by total number of Fleet in-service calendar days) during the latest Reporting Period or, if applicable, Special Reporting Period

The quantity of spare Specified Components (Q) to be offered pursuant to Paragraph 3.1.3 is:

Q	=	(T) (u) (N) (M–m) (Mm)

8.2 If Q is less than 1, then Buyer will be entitled to 1 spare Specified Component. Any value of Q greater than 1 will be rounded to the nearest whole number.

9.	Specified Components.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

COMPAGNIE NATIONALE AIR FRANCE

Exhibit C to Purchase Agreement Number 1966

CUSTOMER SUPPORT DOCUMENT NO. 1966

Dated Nov. 28 1996

Relating to

BOEING MODEL 777 AIRCRAFT

This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1966 between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to the purchase of Boeing Model 777 aircraft. This Customer Support Document consists of the following parts:

PART A	Boeing Maintenance Training Program

PART B	Boeing Customer Support Services

PART C	Boeing Flight Training Program

PART D	Technical Data and Documents

PART E	Buyer’s Indemnification of Boeing and Insurance

PART F	Alleviation or Cessation of Performance

PART A

BOEING MAINTENANCE TRAINING PROGRAM

1.	General.

This Part A describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing’s training facility at or near Seattle, The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer’s personnel.

Buyer will be responsible for the living expenses of Buyer’s personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer’s personnel between their local lodging and the training facility.

2.	Maintenance Training Planning Conference.

No later than 12 months prior to delivery of Buyer’s first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.	Maintenance Training Program.

The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:

3.1 General Familiarization Course.

This course provides general systems information for Buyer’s upper management personnel; it does not address the maintenance of the Aircraft and its systems in the detail required by maintenance personnel.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Mechanical/Electrical Systems Course (Instructor).

This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who require instructor-level knowledge of aircraft mechanical and electrical systems.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3 Avionics Systems Course (Instructor).

This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems, and is oriented to those personnel who require instructor-level knowledge of aircraft avionics systems.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.4 Mechanical/Electrical Systems Course (Line and Base).

This course provides instruction on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft mechanical and electrical systems.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.5 Avionics Systems Course (Line and Base).

This course provides instruction on the normal operation and maintenance of the Aircraft avionics systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft avionics systems.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.6 Engine Run-Up Course.

This course provides instruction on test procedures and values for those personnel involved with engine run-up after an engine change. Students for this course must have successfully completed the Mechanical/Electrical Systems Course described above.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.7 Corrosion Prevention and Control Course.

This course provides instruction on aircraft corrosion prevention and control.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.8 Aircraft Rigging Course.

This course provides instruction on aircraft rigging so as to provide specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. 9 Advanced Composite Repair Course.

This course provides instruction for structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.10 Courseware Delivery Familiarization Course.

This course provides familiarization training for instructors on maintenance training products, as provided by Boeing in accordance with this Exhibit C.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.11 Cabin Management System (CMS) Configuration Database Generator (CDG) Familiarization Course.

This course will use the CDG Training Manual as primary text and CDG User Manual as reference source in providing hands-on training to airline personnel in the utilization of CDG. The course will also include an overview of CMS components, locations and system operation.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Training at a Facility Other Than Boeing’s

If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

4.1 Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

4.2 Buyer will pay Boeing’s then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing’s instructors and training materials between Seattle and such alternate training site.

4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing the training at such alternate site.

4.5 Those portions of training that require the use of Boeing’s training devices shall be conducted at Boeing-designated facilities.

5.	Supplier Training.

The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions,

If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier thereof. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.	Student Training Material.

No revision service will be provided for the material provided hereunder.

6.1 Manuals.

Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

6.2 Component Locator Guide.

Boeing will provide 1 copy of a Component Locator Guide for each student in each applicable Maintenance Training course.

6.3 Panel Description Booklet.

Boeing will provide 1 copy of a Panel Description Booklet for each student in each applicable Maintenance Training course.

7.	Other Training Material.

Boeing will provide Buyer with 1 set of the following training materials, as used in the General Familiarization and aircraft systems courses. Revision Service will not be provided.

7.1 Computer-Based Training (CBT) Courseware.

1 set of Boeing standard CBT courseware and instructions for the courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Buyer.

7.2 Supplementary Training Courseware.

Additional training courseware, supplementary to the CBT courseware, will be provided, as required, and will reflect the full configuration of the first Aircraft as delivered to Buyer under this Agreement. Such Supplementary Training Courseware may include the following materials as used in the Maintenance Training courses:

7.2.1 1 set of all graphics and applicable text in digital format, and/or 1 set of 8-1/2 x 11-inch prints suitable for black and white reproduction.

7.2.2 1 set of visual aids in the form of 81/2 x 11-inch blackline projection transparencies.

7.2.3 1 set of instrument panel wall charts in the form of 1 set of full-scale color copies and 1 set of full-scale mylar reproducible copies.

7.2.4 1 set of enhancement slides depicting actual airplane photos.

7.3 Video Programs.

1 set of video programs. Such video programs are available on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

8.	Shipment of Materials.

The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

9.	Course Completion Records.

At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

9.1 Master copies of all examinations given.

9.2 Attendance and examination records for each student.

9.3 Certificate of Completion for each course each student successfully completes.

PART B

BOEING CUSTOMER SUPPORT SERVICES

1.	General.

This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.	Field Service Engineering.

Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

2.1 Field Services will be available to Buyer at or near Buyer’s main maintenance or engineering facility for periods beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

2.2 Buyer will furnish at no charge to Boeing, suitable office space and equipment that will include desks, chairs, file cabinets, and an electrical power source in, or convenient to, Buyer’s facility where Boeing is providing Field Service. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

2.3 In addition to the Field Services referred to above, the services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

2.4 Boeing may, from time to time, provide additional support services in the form of Boeing personnel visiting Buyer’s facilities to work with Buyer’s personnel in an advisory capacity.

3.	Additional Engineering Support Services.

Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing’s detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

3.1 analysis of and comment on any Aircraft service or operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

3.2 analysis of and comment on Buyer’s engineering releases relating to structural repairs of the Aircraft not covered by Boeing’s Structural Repair Manual; and

3.3 analysis of and comment on Buyer’s engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing’s detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer’s request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.	Special Services.

4.1 Facilities, Ground Equipment and Maintenance Planning Assistance.

Boeing will, at Buyer’s request, send qualified Boeing engineering representatives to Buyer’s main base to evaluate Buyer’s technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer’s overall maintenance plan.

4.2 Additional Services.

Boeing may, at Buyer’s request, provide additional special services with respect to the Aircraft after delivery, which services may include such items as Master Changes (Kits and/or Data), training, and maintenance and repair of the Aircraft. The provision of such additional services will be subject to (i) a mutually acceptable price, schedule and scope of work and (ii) Boeing’s then-current standard contract therefor, including disclaimer and release, exclusion of consequential and other damages, and indemnification and insurance requirements.

4.3 Post-Delivery Aircraft Services.

If Boeing performs unanticipated work on an Aircraft after delivery of-such Aircraft, but prior to the Aircraft’s initial departure flight, or upon the return of the Aircraft to Boeing+ facilities prior to completion of such flight, the following provisions will apply:

4.3.1 Title to and risk of loss of any such Aircraft will at all times remain with Buyer,

4.3.2 The provisions of the Boeing Warranty set forth in Exhibit B of this Agreement will apply to such work.

4.3.3 Buyer will reimburse Boeing for such work to the extent not covered by the Boeing Warranty applicable to the Aircraft.

4.3.4 The disclaimer and release and Exclusion of Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

4.3.5 In performing such work, Boeing may rely upon the commitment authority of Buyer’s personnel requesting such work.

5.	Additional Informational Services.

Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.

PART C

BOEING FLIGHT TRAINING PROGRAM

1.	General.

This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training Program will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Flight Training Program is not used by Buyer within 6 months after delivery of the first Aircraft, Boeing will not be obligated to provide such Flight Training at a later date unless the parties have otherwise agreed in writing.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing. Buyer will provide interpreters if required for Buyer’s personnel.

Buyer will be responsible for the living expenses of Buyer’s personnel during the Flight Training Program. For Flight Training courses provided at or near Seattle, Boeing will transport Buyer’s personnel between their local lodging and the training facility.

2.	Flight Training Planning Conference.

No later than 12 months prior to delivery of the first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Flight Training Program.

3.	Flight Training Program.

The Flight Training Program will consist of the following transition training.

3.1 Flight Crew Training Course.

This FAA-approved course is designed to train flight crews to operate the Aircraft safely and efficiently under both normal and nonnormal conditions. The course includes systems and procedures training, flight simulator training and actual flight training utilizing an Aircraft delivered to Buyer. The flight crew training may include instructor training of an agreed upon number of Buyer’s personnel.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Flight Dispatcher Training Course.

This course provides familiarization training on the Aircraft’s systems, operation and performance capabilities and a brief description of the Aircraft’s limitations, followed by in-depth coverage of basic performance, flight analysis, performance for nonstandard operation and flight planning.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.3 Flight Attendant Training Course.

This course provides familiarization training for airline passenger service personnel, It includes a description of the Aircraft and its features. Emphasis is placed on the equipment and furnishings with which the flight attendant is concerned, - Particular attention is given to the attendant’s functions related to communications, lighting and emergency equipment. When practicable, a field trip to an aircraft is arranged to observe operation, location and arrangement of equipment.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.4 Performance Engineer Training Courses.

Three types of courses are offered as follows. A schedule for the courses is published and mailed to all Boeing aircraft operators semiannually and an agreed upon number of Buyer’s personnel may attend.

3.4.1 General Performance Engineer Course.

This course provides detailed aircraft performance information for personnel involved in route planning, performance analysis, and evaluation and engineering flight testing. This course includes a review of basic high-speed aerodynamics and engine performance and operation. Students will make calculations to help them recognize and understand the variables which influence turbojet aircraft performance.

3.4.2 Model-Specific Performance Engineer Course.

This course relates to a specific model aircraft. It covers a brief review of basic aerodynamics and basic jet engine performance, followed by detailed coverage of specific performance for the aircraft model type. Detailed flight planning, including emergency conditions, is covered.

3.4.3 Operational Performance Engineer Course.

This course is directed toward personnel who have completed the performance engineer general and specific courses and have several years’ related experience. Expanded coverage of aircraft noise, runway loading, and various operational, safety and economic considerations is given.

4.	Training at a Facility Other Than Boeing’s.

If requested prior to the conclusion of the Flight Training Planning Conference, Boeing will conduct the Flight Crew, Flight Dispatcher and Flight Attendant training at a mutually acceptable alternate training site, subject to the following conditions:

4.1 Buyer will be responsible for providing acceptable classroom space, flight simulator and training equipment acceptable to Boeing required to present the Boeing courseware.

4.2 Buyer will pay Boeing’s then-current per diem charge for each Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

4.3 Buyer will reimburse Boeing for round-trip transportation for Boeing’s flight training instructors and materials between Seattle and such alternate site.

4.4 Buyer will pay, or reimburse Boeing for, all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing the training at such alternate site.

4.5 Those portions of the training that require the use of Boeing’s training devices will be conducted at Boeing-designated facilities.

5.	Student Training Material.

Student training material, in Boeing’s then-standard format, will be provided to Buyer’s personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

5.1	Flight Crew Course.

Operations Manual

Training Manual

Flight Crew Training Manual

Instrument Training Manual - as required

5.2	Flight Dispatcher Course.

Flight Dispatcher Training Manual

5.3	Flight Attendant Course.

Flight Attendant Training Manual

5.4	Performance Engineer Courses.

Assorted documents, excerpts and handouts.

6.	Other Training Materials.

At the conclusion of the Flight Crew Training Course, the following material will be delivered to Buyer. Revision service will not be provided,

6.1 Computer Based Training (CBT) Courseware.

6.1.1 1 set of Boeing standard flight crew CBT courseware and instructions for the courseware installation and operation. This courseware will reflect the major configuration of the first Aircraft as delivered to Buyer.

6.1.2 1 set of Boeing standard flight attendant course material will consist of a combination of CBT courseware and slides/scripts, and will be delivered in the same media as used in the Boeing conducted flight attendant course.

6.2 Instrument Panel Wall Charts.

6.2.1 1 set of instrument panel wall charts in the form of 1 set of full-scale color copies and 1 set of full-scale mylar reproducible copies.

6.2.2 Instrument panel wall charts will, at the conclusion of shipments thereof from Boeing, reflect the configuration of the first Aircraft as delivered to Buyer under this Agreement.

6.3 Video Programs.

1 set of video programs, if developed, as used in the Flight Training Program, Such video programs are available on 3/4-inch U-matic or 1/2-inch VHS cassette format in NTSC, PAL or SECAM standards, as selected by Buyer.

6.4 Examinations.

6.5 Flight Crew Training Record.

6.6 Training Manual.

6.7 Flight Attendant Manual (50 copies).

7.	Ferry Assistance.

Subject to availability and if requested by Buyer, Boeing will provide flight crew personnel to ferry, or assist in ferrying, Buyer’s first Aircraft to a Buyer-designated base. Buyer will comply with the insurance requirements set forth in Part E of this Exhibit C.

8.	Revenue Service Training.

Boeing will provide revenue service training (Revenue Service Training) for Buyer’s flight crews for up to 90 calendar days of instructor pilot services at a Buyer-designated base. Such Revenue Service Training will be conducted by the Boeing instructor pilot(s) on Buyer’s aircraft during revenue service. The training period will commence upon departure of such instructor pilot(s) from Seattle via the ferry flight referred to above, or via commercial transportation, and will terminate upon the return of such instructor pilot(s) to Seattle. Buyer will reimburse Boeing for round-trip or return-trip transportation, as applicable, for such instructor pilot(s).

9.	Flight Operations Support.

9.1 Approximately 6 months after completion of the Revenue Service Training, Boeing will, if requested by Buyer, provide at a Buyer-designated base the services of 1 instructor pilot for a period of approximately 2 weeks to review Buyer’s flight crew operations, and/or to assist Buyer’s instructor personnel in conducting proficiency checks. Such review or assistance will be during flight operations on Buyer’s aircraft by the Boeing instructor pilot and will be limited to observations of Buyer’s cockpit crew. Buyer will reimburse Boeing for round-trip transportation for such instructor pilot between Seattle and Buyer’s designated base.

9.2 Subject to availability of instructor personnel, Boeing will, from time to time, provide at a Buyer-designated base 1 instructor pilot for brief periods for the purpose of providing training and information regarding current operational procedures, including flight observations by such instructor pilot on Buyer’s aircraft, when appropriate.

10.	Operations Engineering Support.

If requested by Buyer, Boeing will provide operations engineering support during the ferry flight referred to above. Thereafter, for so long as any Aircraft is operated by Buyer in scheduled revenue service, Boeing will provide, from time to time, operations engineering support in Seattle or at a Buyer-designated base, as the parties may agree. Such support will include: (i) assisting Buyer in analyzing and preparing performance data to be used in the establishment of operating practices and policies for Buyer’s efficient operation of the Aircraft; (ii) assisting Buyer in interpreting the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance through in-service audits; (iii) assisting Buyer in solving operational problems associated with delivery and route-proving flights; and (iv) providing information regarding significant service items relating to Aircraft performance or flight operations.

11.	General Terms and Conditions and Indemnification.

11.1 Boeing flight instructor personnel will not be required to work in excess of 5 days per week, nor in excess of 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying; provided, however, that the foregoing restrictions will not apply with respect to Ferry Assistance or Revenue Service Training services, which will be in accordance with FAA rules and regulations, unless otherwise agreed during the Flight Training Planning Conference,

11.2 Buyer will pay or reimburse Boeing for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing Revenue Service Training.

11.3 Boeing will provide normal line maintenance services for any Aircraft delivered to Buyer while such Aircraft is used for a Flight Crew Training Course at Seattle. Buyer will provide such services if a Flight Crew Training Course is conducted elsewhere. Normal line maintenance is defined as that standard of line maintenance that Boeing might reasonably be expected to furnish to its flight crew training customers at Boeing Field, Seattle, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Regardless of the location of such training, Buyer will be responsible for the acquisition and supply of, and the charges for, all maintenance items (other than those included in normal line maintenance) required during such training, including, but not limited to, fuel, oil, landing fees and spare parts. In addition, if such training is conducted at or near Seattle, and if the training Aircraft is damaged during such training, except for Major Damage (as hereinafter defined), Boeing will make all necessary repairs to the damaged Aircraft. Such repairs will be performed by Boeing as promptly as possible. Buyer will pay Boeing’s reasonable charge, including the price of parts and materials, for making such repairs taking into account the terms and conditions of Exhibit C, Part E. At Buyer’s request Boeing will also repair Major Damage to such Aircraft, provided Boeing and Buyer enter into an agreement for additional services as provided for in this Customer Support Document. “Major Damage” is defined as damage for which Boeing’s charge for labor is estimated by Boeing to exceed $25,000.

11.4 During the Flight Training contemplated hereunder, several airports in the states of Washington, Montana and Oregon, as well as the services of the fixed base operator at Grant County Airport at Moses Lake, Washington, may be used. Unless otherwise agreed in the Flight Training Planning Conference, it will be Buyer’s responsibility to make arrangements for the use of such airports,

11.5 If Boeing makes arrangements on behalf of Buyer for the use of airports for flight training, Boeing will pay on Buyer’s behalf any landing fee charged to Buyer by any airport used in conjunction with the Flight Training provided in the Seattle area. Not later than 30 days prior to the start of such Flight Training, Buyer will provide to Boeing an open purchase order against which Boeing will invoice Buyer for any such landing fee paid by Boeing on Buyer’s behalf. Such invoice will be submitted to Buyer approximately 60 days after completion of such Flight Training when all landing fee charges have been received and verified. Payment by Buyer to Boeing will be made within 30 days of the date of such invoice.

11.6 If requested by Boeing, Buyer will make available to Boeing a delivered Aircraft for the purpose of familiarizing Boeing instructor or ferry flight crew personnel with operating special equipment or systems installed in such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain such instructor’s or flight crew member’s FAA license for flight proficiency or landing currency for aircraft of the same model type as the Aircraft, Boeing will be responsible for the cost of fuel, oil, landing fees and spare parts attributable to that portion of any flight. Buyer’s authorization of the use of its Aircraft pursuant to this paragraph applies only to Boeing instructors assigned to conduct Flight Training and a reasonable number of alternate instructors and to members of any flight crew who will participate in the ferry flight of an Aircraft hereunder.

PART D

TECHNICAL DATA AND DOCUMENTS

1.	General.

Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 28 to Air Transport Association of America (ATA) Specification No. 100, dated June 1, 1956, entitled “Specification for Manufacturers’ Technical Data.” Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft. Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

2.	Treatment of Data and Documents.

2.1 The data and documents provided by Boeing under this Agreement (“Documents”) are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer’s own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

2.2 All Documents will only be used: (a) for the purpose of maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer’s own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

2.3 Any Document may be provided to Buyer’s contractors for maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Maintenance Manuals, Wiring Diagram Manuals, Systems

Schematics Manuals, and assembly and installation drawings may be provided to Buyer’s contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer’s contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.	Document Formats and Quantities.

The Documents set forth in the Attachment will be provided by Boeing to Buyer in the quantities and formats specified therein. Where available, Buyer may select Boeing standard digital format as the delivery medium or, alternatively, Buyer may select a reasonable quantity of printed (one-side or two-side) and 16mm microfilm (diazo or silver halide) formats. When Boeing standard digital format is selected, Buyer may also select no more than five copies of printed or microfilm format copies, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only. The standard digital format used to deliver data is essentially in accordance with the Digital Data Standards portion of ATA Specification No. 100, revision 28 or later for text and graphics. The Standard Generalized Mark-up Language (SGML) text format is preferred where a Document Type Definition (DTD) is specified by ATA Specification 100. When a DTD is not available in ATA Specification 100, the data will be delivered in Print File format as defined by ATA Specification 100. Data will be provided on standard magnetic tape unless otherwise shown in details of Part D.

4.	Data and Documents – Incremental Increase.

Until one year after delivery of the last Aircraft, Buyer may annually request in writing a reasonable increase in the quantity of the technical Documents identified in the Attachment, with the exception of microfilm master copies, digital formats, and all others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge to Buyer beginning with the next normal revision cycle. Buyer may request a decrease in revision quantities at any time.

5.	Advance Representative Copies.

All advance representative copies referred to in the Attachment will be selected by Boeing from available documents and will be reasonably representative of the Aircraft. Such advance copies will be for advance planning purposes only and may reflect another buyer’s aircraft configuration that is similar to Buyer’s Aircraft configuration. Advanced copies in digital format may also be obtained to support system development and test.

6.	Customized Documents.

All customized Documents referred to in the Attachment will reflect the configuration of the Aircraft as delivered by Boeing to Buyer and any Boeing standard format, instructions or procedures related thereto.

7.	Revisions.

7.1 Revision Service.

Boeing will provide revisions to those Documents so identified in the Attachment, reflecting changes as developed by Boeing. Such revisions will be provided in the quantities and formats set forth in the Attachment, and will be provided for so long as Buyer operates an Aircraft, unless otherwise specified therein.

7.2 Revisions Based on Boeing Service Bulletin Incorporation.

If Boeing receives written notice from Buyer that Buyer intends to incorporate, or has incorporated, any Boeing service bulletin in the Aircraft, Boeing will at no charge issue revisions to the Documents so identified in the Attachment, reflecting the effects of such incorporation into the Aircraft. Such revisions will be issued in the same format and quantity as the original publication to which the revisions pertain, for the time period specified in the Attachment and, thereafter, in printed form.

8.	COMPUTER SOFTWARE DOCUMENTATION FOR BOEING MANUFACTURED AIRBORNE COMPONENTS AND EQUIPMENT.

Boeing will provide to Buyer a Computer Software Index containing a listing of (i) all programmed airborne avionics components and equipment manufactured by Boeing or a Boeing subsidiary, designed and developed in accordance with Radio Technical commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, and installed in the Aircraft by Boeing and (ii) specific software documents (Software Documentation) available to Buyer from Boeing for the listed components and equipment.

Two copies (printed both sides) of the Computer Software Index will be furnished to Buyer with the Aircraft. Revisions to the Computer Software Index applicable to the Aircraft will be issued to Buyer as such revisions are developed by Boeing for so long as Buyer operates the Aircraft.

Software Documentation will be provided to Buyer upon Buyer’s written request therefor after delivery of the Aircraft. The charge to Buyer for Software Documentation shall be Boeing’s price to reproduce the Software Documentation so requested. Software Documentation will be prepared essentially in accordance with the provisions of Air Transport Association of America (ATA) Specification No. 102, entitled “Specification for Computer Software Manual,” as revised April 20, 1983; but Software Documentation will not include, and Boeing will not be obligated to provide, any code (including, but not limited to, original source code, assembled source code, or object code) on computer sensible media.

9.	Supplier Technical Data.

9.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of such components and equipment make software documentation for such components and equipment available to Buyer in manner similar to that described in paragraph 8. of this Part D.

9.2 The provisions of this paragraph 8 will not be applicable to items of Buyer Furnished Equipment (BFE).

10.	Buyer Furnished Equipment Data.

Boeing will incorporate Buyer Furnished Equipment Data into the publications and data addressed herein providing Buyer makes the data available to Boeing 9 months (or such other period as may be mutually agreed) prior to delivery of Buyer’s first Aircraft. Buyer agrees to supply the data in Boeing standard digital format if publications and data addressed herein are to be delivered in Boeing standard digital format.

11.	Additional Data and Documents.

If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

12.	Technical Data and Documents Shipping Charges.

Boeing will pay the reasonable transportation costs of the Documents to Buyer’s main base at Charles de Gaulle Airport, Paris. Buyer is responsible for any customs clearance charges, duties, and value added tax.

13.	Buyer’s Shipping Address.

Boeing will ship the Documents furnished to Buyer hereunder to Buyer’s shipping addresses as previously provided to Boeing. Buyer will promptly notify Boeing of any change to such addresses.

Item	Description	Quantity
A.	FLIGHT OPERATIONS

1.	Airplane Flight Manual

	a. Advance Representative Copy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	c. Digital Performance Information (AFM-DPI)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Operations Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	a. Advance Representative Copy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Planning and Performance Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	a. Advance Representative Copy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity
4.	Weight and Balance Manual

a. Chapter 1 “Control”

	1. Advance Representative Copy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	2. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Chapter 2 “Aircraft Reports”	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Dispatch Deviation Guide	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if Required:

6.	Flight Crew Training Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Baggage/Cargo Loading Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:

8.	Fault Reporting Manual (FRM)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
a. Advance Representative Copy

Item	Description	Quantity

	b. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:

9.	Performance Engineer% Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.	Jet Transport Performance Methods	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.	FMC Supplemental Data Document	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.	Operational Performance Software (OPS)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
a. Inflight and Report (INFLT/REPORT) Software

Item	Description	Quantity

	b. Airplane Performance Monitoring (APM/HISTRY) Software	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	c. Takeoff Analysis Software	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	d. Landing Analysis Software	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

B.	MAINTENANCE

1.	Maintenance Manual

	a. Advance Representative COPY	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity

	b. Customized Master	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:

	c. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Wiring Diagram Manual

	a. Advance Representative COPY	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Customized Master	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:
Check if required:
Check if required:

Item	Description	Quantity
	c. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	System Schematics Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
a. Advance Representative Copy

	b. Customized Master	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:

	c. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Structural Repair Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:
Check if required:

Item	Description	Quantity
5.	Component Maintenance Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:
Check if required:

6.	Chapter 20 Standard Overhaul Practices Manual (Common to other models, quantity indicates total for all models)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:

7.	Chapter 20 Standard	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Wiring Practices Manual (Common to other models, quantity indicates total for all models)
Check if required:

8.	Nondestructive Test Manuals	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:
Check if required:

Item	Description	Quantity
9.	Service Bulletins	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9a.	Service Bulletin Index	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.	Corrosion Prevention Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:
Check if required:

I.	Fault Isolation Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
a. Advance Representative Copy

	b. Customized Master	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:

	c. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity
12.	Ramp Maintenance Manual

	a. Advance Representative Copy	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	b. Customized Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.	777 Interior Reconfiguration Document	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.	Power Plant Buildup Manual	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Check if required:
Check if required:

15.	In Service Activities Report	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16.	Significant Service Item Summary	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

17.	All Operator Letter	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

18.	Service Letters	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

19.	Structural Item Interim Advisory	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity

20.	Combined Index	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.	Maintenance Tips	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.	Configuration Database	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Generator (CDG) User Guide

23.	Production Management Database	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

C.	MAINTENANCE PLANNING

1.	Maintenance Planning Data (MPD) Documents	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Maintenance Task Cards

	a. Advance Representative	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Copy (Check One)

	b. Customized Masters	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Check if required:
Check if required:

Item	Description	Quantity
	c. Customized Cards	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Maintenance Task Card Index Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Maintenance Inspection Interval Reports (Common with other models quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

D.	SPARES

1.	Illustrated Parts Catalog (Select one format only) Check if required: Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Standards Books (Unless previously provided pursuant to other agreements, in which case applicable supplements will be provided)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity
E.	FACILITIES AND EQUIPMENT PLANNING

1.	Facilities and Equipment Planning documents Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Special Tool and Ground Handling Equipment Drawings	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Special Tool and Ground Handling Equipment Drawing Index	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Supplementary Tooling Documentation (Common with other models quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	System Test Equipment Document	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Illustrated Tool and Equipment List/Manual Check if required: Check if required:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Aircraft Recovery Document	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Item	Description	Quantity

8.	Airplane Characteristics for Airport Planning	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.	Airplane Rescue and Fire Fighting Document (Common with other models quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.	Engine Handling Document	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

F.	COMPUTER SOFTWARE INDEX (Common to other models, quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

G.	SUPPLIER TECHNICAL DATA

	1. Service Bulletins	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	2. Ground Support Equipment Data	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	3. Provisioning Information	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	4. Component Maintenance/Overhaul Manuals	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	5. Component Maintenance/Overhaul Manuals Index (Common to other models, quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	6. Publications Index	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

	7. Product Support Supplier Directory (Common to other models, quantity indicates total required)	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PART E

BUYER’S INDEMNIFICATION OF BOEING AND INSURANCE

1.	Buyer’s Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. The foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer’s assignees arising out of an accident caused solely by a product defect in an Aircraft.

2.	Buyer’s Insurance.

Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

2.1 Hull All Risk; Hull War & Allied Perils Insurance.

Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

2.2 Aircraft Liability Insurance.

(a) To name Boeing as an additional insured in connection with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

(b) To provide that the insurance arranged herein will be primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

(c) To provide that all provisions of the insurance, except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

(d) To provide that no act, omission, breach of any warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

2.3 For Coverages Specified in 2.1 and 2.2.

(a) Acknowledgment that the insurers and/or reinsurers are aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

(b) To give 30 day written notice of cancellation, termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).

(c) That Boeing will not be responsible for payment, set off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

(d) For the purpose of this Part E, “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.

PART F

Alleviation or Cessation of Performance

Boeing will not be required to provide any services, training, data or goods at a facility while:

1. a labor stoppage or dispute in progress involving Buyer exists;

2. wars or warlike operations, riots or insurrections in the country where such facility is located exist;

3. conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

4. the United States Government refuses permission to any Boeing personnel or their families to enter into the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

5. the United States Government refuses permission to Boeing to deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer’s facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing’s choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.

CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Model 777-300ER

Exhibit C-1 to Purchase Agreement Number 1966

CUSTOMER SUPPORT DOCUMENT NO. 1966

relating to

BOEING MODEL 777-300ER AIRCRAFT

Buyer currently operates an aircraft of the same model as the Aircraft. Upon Buyer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2	Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Buyer’s own training program.

2.	Flight Training.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Any training materials used in Flight Training, if required, will be provided for use in Buyer’s own training program.

3.	Planning Assistance.

3.1	Maintenance and Ground Operations.

Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

3.2	Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

ENGINE PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Exhibit D to Purchase Agreement Number 1966

EXHIBIT D

ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC

(1995 BASE PRICE)

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3 of this Agreement includes an aggregate price for GE90 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called “Engines”) of:

for 777-2001GW Block A Aircraft (GE90-90B): [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

for 777-2001GW Block A Aircraft (GE90-94B): [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The adjustment in Engine price applicable to each Aircraft (“Engine Price Adjustment” herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b) The following definitions will apply herein:

D1 =	Engine Price Adjustment

Pb =	Aggregate Engine Base Price as set forth in paragraph (a) above.

CPI =	The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

CPI = L + Ml + M2 + M3

L = The Labor Index for such month will be the quotient, expressed as a decimal and rounded to the nearest thousandth, of the “Hourly Earnings of Aircraft

EXHIBIT D

Engines and Engine Parts Production Workers” SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

Ml =	The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for “all commodities other than Farm and Foods,” Code 3-15, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M2 =	The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for “Metals and Metal Products” Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M3 =	The Fuel Index for such month will be equal to ten percent (10%) of the Producer Price Index for “Fuel and Related Products and Power,” Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

138.27 = Composite Price Index for October, 1994.

The factor (CPI divided by 138.27) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BLOCK B AIRCRAFT

ENGINE PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Exhibit D–1 to Purchase Agreement Number 1966

ENGINE PRICE ADJUSTMENT – GENERAL ELECTRIC

(1998 BASE PRICE)

Block B Aircraft

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3 of this Agreement includes an aggregate price for GE90 – 94B engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called “Engines”) of: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The adjustment in Engine price applicable to each Aircraft (“Engine Price Adjustment” herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b) The following definitions will apply herein:

D1	=	Engine Price Adjustment

Pb	=	Aggregate Engine Base Price as set forth in paragraph (a) above.

CPI	=	The Composite Price Index as determined in accordance with the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

CPI = L + Ml + M2 + M3

L        =    The Labor Index for such month will be the quotient, expressed as a decimal and rounded to the nearest thousandth, of the “Hourly Earnings of Aircraft Engines and Engine Parts Production Workers” SIC 3724, for such month divided by Eleven Dollars and Sixteen Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

M1 =

The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for “all commodities other than Farm and Foods,” Code 3-15, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M2 =

The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for “Metals and Metal Products” Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M3 =	The Fuel Index for such month will be equal to ten percent (10%) of the Producer Price Index for “Fuel and Related Products and Power,” Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

146.92    =    Composite Price Index for October, 1997.

The factor (CPI divided by 146.92) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BLOCK B AIRCRAFT

ENGINE PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

SOCIETE AIR FRANCE

Exhibit D-1A to Purchase Agreement Number 1966

ENGINE PRICE ADJUSTMENT - GENERAL ELECTRIC

(1998 BASE PRICE)

Block B Aircraft - Delivering after Nov. 2001

(a) The Aircraft Basic Price of each Aircraft set forth in Article 3 of this Agreement includes an aggregate price for GE90-94B engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called “Engines”) of: [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The adjustment to the Engine Price applicable to each Aircraft (“Engine Price Adjustment” herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

(b) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The following definitions will apply herein:

D = Engine Price Adjustment

Pb = The Engine Price as set forth in paragraph (a) above.

1.107	=	Nov. 01 CPI (162.58) / Jul. 98 CPI (146.92), using AHE 3724 as published prior to June 1, 2001.

CPI = The Composite Price Index as determined in accordance with the formula set forth below, rounded to the nearest hundredth. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

CPI	=	L + M1 + M2 + M3

L	=	The Labor Index for such month will be a equal to fifty-five percent (55%) of the Employment Cost Index – Wages & Salaries for Aircraft Manufacturing (EC1 3721W), for such month expressed as a decimal and rounded to the nearest hundredth.

M1	=	The Industrial Commodities Index for such month will be equal to ten percent (10%) of the Producer Price Index for “all commodities other than Farm and Foods,” Code 3-15, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M2	=	The Metals and Metal Products Index for such month will be equal to twenty-five percent (25%) of the Producer Price Index for “Metals and Metal Products” Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

M3	=	The Fuel Index for such month will be equal to ten percent (10%) of the Producer Price Index for “Fuel and Related Products and Power,” Code 5, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

142.45	=	Composite Price Index for November, 2001.

The factor (CPI divided by 142.45) by which the

Engine Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine Price.

(c)	The values of the Employment Cost Index and Producer Price Indices used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to first day of the month of the scheduled Aircraft delivery month to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d)	If the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT D-2

to

PURCHASE AGREEMENT No. 1966

between

THE, BOEING COMPANY

and

SOCIÉTÉ AIR FRANCE

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

MODEL 777-300ER

(For Model 777-300ER, the Airframe Price Includes

the Engine Price at its basic thrust level.)

EXHIBIT D-2

ESCALATION ADJUSTMENT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment); are used to allow prices to be stated in current year dollars at the signing of the applicable purchase agreement and to adjust the amount to be paid by Buyer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of aircraft delivery in accordance with the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Where:

Pa =	Airframe Price Adjustment. (For Model 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

L =	.65 x ECI
	ECIb	where ECIb is the base year index (as set forth in Table 2 of the applicable purchase agreement)

M =	.35 x ICI
	ICIb	where ICIb, is the base year index (as set forth in Table 2 of the applicable purchase agreement)

P =	Airframe Price plus Optional Features Price (as set forth in the applicable purchase agreement).

B =	0.005 x (N/12) x (P)	where N is the calendar month and year of scheduled Aircraft delivery minus the calendar month and year of the Base Price Year, both as shown in Table 2 of the applicable purchase agreement.

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics “Employment Cost Index for workers in aerospace manufacturing - Wages and Salaries” (ECI code 3721 W), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ICI is a value determined using the US. Department of Labor, Bureau of Labor Statistics “Producer Prices and Price Index - Industrial Commodities Index”, calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable aircraft.

As an example, for an aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator will be provided by Boeing in the applicable purchase agreement.

v. If the calculated sum of L + M is less than 1.000, then the value of the sum is adjusted to 1.0000.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the aircraft from that determined at the time of delivery of the aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected aircraft to reflect an allowance for increases or decreases in Iabor compensation and material costs occurring since February of the price base year shown in the applicable purchase agreement which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

2.4 If within 12 months of Aircraft delivery, the published Index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised Index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A Credit Memo or Supplemental Invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of Credit Memo or Supplemental Invoice.

Note:	i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

COMPAGNIE NATIONALE AIR FRANCE

Exhibit E to Purchase Agreement Number 2966

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated Nov. 28 1996

Relating to

BOEING MODEL 777 AIRCRAFT

This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1966, between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to the purchase of Boeing Model 777 aircraft.

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.	General.

Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer’s expense. This equipment is designated “Buyer Furnished Equipment” (BFE) and is listed in the Detail Specification. On or before date July 1, 1997, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.	Supplier Selection.

Buyer will:

2.1 Select and notify Boeing of the suppliers of the following BFE items by the following dates:

Galley System [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats (passenger) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

2.2.1 complete BFE configuration design requirements for such BFE; and

2.2.2 confirm technical data submittal dates for BFE certification.

3.	Buyer’s Obligations.

Buyer will:

3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

3.1.2 deliver BFE including production and/or flight training spares to Boeing in accordance with the quantities and schedule provided therein; and

3.1.3 deliver appropriate quality assurance documentation to Boeing as required with each BFE part (D6–56586, “BFE Product Acceptance Requirements”);

3.2 authorize Boeing to discuss all non-commercial details of the BFE directly with the BFE suppliers;

3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1 require supplier’s contractual compliance to Boeing defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

3.3.2 obtain selected BFE supplier’s agreement to submit supplier’s quality systems for approval per Boeing document Dl – 9000; Boeing reserves the right to specify particular BFE suppliers that will be required, with Buyer’s agreement, to meet this Dl – 9000 standard.

3.4 provide necessary field service representation at Boeing’s facilities to support Boeing on all issues related to the installation and certification of BFE;

3.5 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

3.6 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

3.7 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

3.8 warrant that the BFE will meet the requirements of the Detail Specification; and

3.9 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.	Boeing’s Obligations.

4.1 Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

4.2 If Buyer or Buyer’s supplier experiences difficulty in meeting, or fails to meet, the requirements of this Exhibit E, Boeing will consult with and assist Buyer to agree a course of action to attempt rectification of such difficulty or failure and will assist Buyer where appropriate to obtain support and corrective actions from suppliers in order to minimize potential cost or schedule impacts to Boeing and Buyer.

5.	Nonperformance by Buyer.

If Buyer’s nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

5.2 deliver the Aircraft to Buyer without the BFE installed.

6.	Return of Equipment.

BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer’s instructions and at Buyer’s expense.

7.	Title and Risk of Loss.

Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

8.	Indemnification of Boeing.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing, This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the BFE.

9.	Patent Indemnity.

Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.	Definitions.

For the purposes of the above indemnities, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents,

Attachment A to

Exhibit E

BOEING MODEL 777 AIRCRAFT

Item	Preliminary On-Dock Dates
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seat5 Galleys Electronics Furnishings Video/Cabin Mgt. Sys.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBIT E- 1

To

Purchase Agreement Number 1966

between

THE BOEING COMPANY

and

Societe Air France

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE 1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galley Inserts
Developmental POD Seats (first class)
Standard IFE (Next Generation)
Seats B/C and E/C
Overhead & Audio System
Miscellaneous Emergency Equipments

*	IFE next generation supplier select dependent on offerability by May 31, 2002.

Note: If part numbers aren’t identified when the supplier selections are made, they can be identified at the ITCM or at a date mutually agreed to after the ITCM(s).

ITCM Dates (subject to change by mutual agreement):

ITCM - POD seat	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
B/C & E/C seats and IFE
ITCM Galley

*	Pod Seat/IFE Integration will be discussed in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	On-dock Dates

On or before March 2003, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates [Month of Delivery:]
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas and Mounting Equipment
Avionics Equipment
Cabin Systems Equipment
Miscellaneous/ Emergency Equipment
Textiles/Raw Material

Item	Preliminary On-Dock Dates [Month of Delivery:]
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Seats Galleys/Furnishings Antennas and Mounting Equipment Avionics Equipment Cabin Systems Equipment Miscellaneous/ Emergency Equipment Textiles/Raw Material	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

DEFINED TERMS DOCUMENT

between

THE BOEING COMPANY

and

CQMPAGNIE NATIONALE AIR FRANCE

Exhibit F to Purchase Agreement Number 1966

DEFINED TERMS DOCUMENT

Dated Nov. 28 1996

Relating to

BOEING MODEL 777 AIRCRAFT

This Document is Exhibit F to and forms a part of Purchase Agreement No. 1.966 (Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to the purchase of Boeing Model 777 aircraft.

The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter,

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE
Advance Payment Base Price	Boeing’s estimate of the Aircraft Price is set forth in Article 3.	Article 3

Agreement	Purchase Agreement No. 1966, including all Exhibits, the Detail Specification, attachments, letter agreements and other written modifications and amendments thereto.	Opening paragraph of the Agreement

Aircraft (includes “the”, “all”, “first”, “last” “such”, etc.)	The aircraft described in Article 1, Para. 1.1.	Article 1, Para. 1.1

Aircraft Basic Price	The amount set forth in Article 3, Para. 3.1.4.	Article 3, Para. 3.1.4

Aircraft Price	The total amount Buyer is to pay for an Aircraft which is described in Article 3, Para. 3.1.6.	Article 3, Para. 3.1.6

Aircraft Software	The computer software included with the Aircraft when the Aircraft is delivered by Boeing, described in Exhibit B, Part D-1, Para. 1.	Exhibit B, Part D-1, Para 1

Airframe Component	A component described in Exhibit B, Part C, Para. 1.1	Exhibit B Part C Para. 1.1

Article	An Article of the Agreement.	Article 6, Para. 6.4

Base Airframe Price	The airframe price described in Article 3, Para. 3.1.2,	Article 3, Para. 3.1.2/

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Boeing	The Seller of the Aircraft identified in the opening paragraph of the Agreement.	Opening paragraph of the Agreement

Boeing Warranty	Part A of Exhibit B to the Agreement.	Exhibit 3, Part A, Para. 1

Buyer	The purchaser of the Aircraft identified in the opening paragraph of the Agreement.	Opening paragraph of the Agreement

Buyer Furnished Equipment or BFE	Equipment provided by Buyer pursuant to Exhibit E for installation by Boeing on the Aircraft.	Article 4.1

Buyer Furnished Equipment Document	Document provided by Boeing to Buyer defining requirements for BFE. Exhibit E, Para. 1.	Article 13, Para. 13.1

Certificate of Airworthiness	The certificate issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations for the type of Aircraft purchased under this Agreement as described in Article 8.	Article 8, Para. 8.1.1.2

Change Order	A change to the Detail Specification, as described in Article 7, Para. 7.2.	Article 7, Para. 7.2/

Covered Component	An Airframe Component as described in Exhibit B, Part C, Para. 1.4.	Exhibit B Part C Para, 1.4

Customer Support Document	Exhibit C to the Agreement.	Article 12, Para. 12.5

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Customer Support Services	The Boeing services, training and other obligations described in Exhibit C to the Agreement.	Article 12, Para. 12.5

Deposit	The money paid by Buyer to Boeing as part of the acceptance of the Aircraft proposal.	Article 5, Para. 5.1

Detail Specification	The Boeing document that describes the specifications of the Aircraft modified from time to time to include developmental and Buyer requested changes.	Article 1, Para. 1.1

Development Change(s)	Changes to the basic specification that do not affect price, delivery, guaranteed weight, performance or interchangeability as described in Article 7, Para. 7.1.	Article 7, Para. 7.1

Disclaimer and Release	The disclaimer and Release set forth in Article 12, Para. 12.2.	Article 12, Para. 12.2

Documents	The data and documents provided by Boeing under the Agreement.	Exhibit C, Part D Para. 2

Economic Price Adjustment	Article 3, Para. 3.1.5.	Article 3, Para. 3.1.5

Engine(s)	The engines installed on the Aircraft as described in the Detail Specification.	Article 3, Para. 3.1.2

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Engine Price	The price of the Engines installed on the Aircraft set forth in Exhibit D, including all accessories, equipment and parts therefor provided by the Engine manufacturer.	Article 3, Para. 3.1.3

Engine Price Adjustment	The adjustment to the Engine Price as required by Article 3, Para. 3.1.2, and as calculated pursuant to Exhibit D.	Article 3 Para. 3.1.2

Excusable Delay	A delay resulting from any of the causes described in Article 6, Par-a. 6.1.	Article 6, Para. 6.1

Export Certificate of Airworthiness	A certificate issued by the FAA as described in Article 8, Para. 8.1.1.2.	Article 8, Para. 8.1.1.2

FAA	The Federal Aviation Administration of the Department of Transportation of the United States, including the Administrator of the Federal Aviation Administration, the National Transportation Safety Board and any other authority or agency of the Federal Government of the United States having like jurisdiction.	Article 8, Para. 8.1.1

Failed Component	A component as described in Exhibit B, Part C, Para. 1.6.	Exhibit B Part C Par-a. 1.6

Failure	Any breakage or defect as described in Exhibit B, Part C, Para. 5.	Exhibit B Part C Para. 1.5

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Federal Aviation Regulations	The United States Federal Aviation Regulations and, if they are redesignated or discontinued, any comparable regulations or parts thereof issued by the FAA.	Article 8, Para. 8.1.1.1

Field Service(s)	Boeing-provided services as described in Exhibit C, Part B, Para. 2.	Exhibit C, Part B, Para. 2

Field Service Period	The length of time Boeing provides Field Service to Buyer as described in Exhibit C, Part B, Para. 2.1.	Exhibit C, Part B, Para. 2.1

Flight Training Planning Conference	A planning conference as described in Exhibit C, Part C, Para. 2.	Exhibit C, Part C, Para. 2

Flight Training Program	The program of flight training described in Exhibit C, Part C, Para. 3.	Exhibit C, Part C, Para. 3

Interface Problem	A technical problem attributed to the design characteristics of the Aircraft or its systems, as described in Exhibit B, Part G, Para. 1.	Exhibit B, Part G, Para. 1

Joint Aviation Authorities (JAA)	A joint committee of representatives of various European Government’s airworthiness agencies which has established a set of aircraft Type acceptance criteria laid down in the European JAR Part 21	Article 8, Para. 8.1.2

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Landing Gear Component	A component as described in Exhibit B, Part C, Para. 1.2.	Exhibit B Part C Para. 1.2

Maintenance Training Planning Conference	A planning conference as described in Exhibit C, Part A, Para. 2.	Exhibit C, Part A, Para. 2

Maintenance Training Program	The program of training described in Exhibit C, Part A, Para. 3.	Exhibit C, Part A, Para. 3

Major Damage	Damage described in Exhibit C, Part C, Para. 11.3.	Exhibit C Part C Para. 11.3

Manufacturer Change(s)	A change to the Aircraft or performance required of Boeing as described in Article 8, Para. 8.2.1.	Article 8, Para. 8.2.1

Operator Change(s)	A change to the Aircraft described in Article 8, Para. 8.3.1.	Article 8, Para. 8.3.1

Performance Guarantees	The written guarantees regarding the operational performance of the Aircraft set forth in the Agreement or the Detail Specification.	Article 1, Para, 1.3

Policy (Boeing Service Life Policy)	Exhibit B, Part C, Para. 2.	Exhibit B, Part C, Para. 2

Price First Published	Article 3, Para. 3.1.7.	Article 3, Para. 3.1.7

Product Assurance Document	Exhibit B of the Agreement.	Article 12, Para. 12.1

DEFINED TERMS DOCUMENT

EXHIBIT F TO AGREEMENT NO. 1966

TERM	DEFINITION	FIRST REFERENCE

Revenue Service Training	Flight Training conducted on the Aircraft during revenue service with cargo and/or passengers on board, as described in Exhibit C, Part C, Para. 8.	Exhibit C, Part C, Para, 8

Software Documentation	A listing of components and equipment referred to in Exhibit C, Part D, Para. 3.3.6.	Exhibit C, Part D, Para. 3.3.6

Spare Component	A component as described in Exhibit B, Part C, Para. 1.3.	Exhibit B Part C Para. 1.3

Special Features	Article 3, Para. 3.1.1.	Article 3, Para. 3.1.1

Standard Airworthiness Certificate	A certificate issued by the FAA, pursuant to Part 21 of the Federal Aviation Regulations as described in Article 8, Para. 8.1.1.2.	Article 8, Para. 8.1.1.2

Target Delivery Date	A non binding estimated delivery date provided for Buyer’s planning purposes, described in Article 2.	Article 2, Para. 2.2

Taxes	The term “Taxes” defined in Article 4, Para. 4.1.	Article 2, Para. 2.3

Type Certificate	A certificate issued by the FAA pursuant to Part 21 of the Federal Aviation Regulations described in Article 8, Para. 8.1.1.1.	Article 8, Para. 8.1.1.1

Warranty Labor Rate	The hourly labor rate defined in Exhibit B, Part B, Para. 5.3.	Exhibit B, Part B, Para. 5.3

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

1966-1

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-1 to Purchase Agreement No. 1966 – Aircraft Configuration Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	777-2001GW Aircraft Configuration.

1.1 Basic Configuration. The configuration of Buyer’s Model 777-2001GW Aircraft has been defined by Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in Article 1 and Exhibit A-200 of the Agreement and which includes installation of GE90-90B engines and a Maximum Takeoff Gross Weight of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pounds. Certain configuration items decisions have not been made by Buyer since further consideration of configuration alternatives is required or because Boeing has not provided Buyer with price and offerability information for features that have been requested by Buyer. Boeing agrees that the Change Requests listed in Attachment A hereto may be held open pending Buyer’s decision until the expiration dates indicated for each Change Request in such Attachment. In addition, Boeing agrees to determine price and offerability of the additional features listed in Attachment B hereto and provide proposals for such features (Changes) including price, weight and aircraft performance effects if any, for Buyer’s consideration as soon as practical after execution of the Agreement. Thereafter, if Buyer requests further changes to the configuration, Boeing will process Master Change proposals for Buyer’s consideration.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP. Fleet Planning

Attachments A and B

OPEN CHANGE REQUESTS

THE FOLLOWING LISTED Change Requests remain in an Open status pending either Boeing providing offerability, pricing or other further information to assist Buyer’s evaluation. All the Change Requests, other than those identified by “NOTE 1”, in the following listing shall no longer be offereable by Boeing for the Aircraft after January 4, 1997. Buyer shall make its decision for those Change Requests identified by “NOTE 1”, by February 6, 1997. On a case by case basis, Boeing will entertain Buyer’s requests for an extension of such dates for Change Requests related to BFE. Boeing shall provide missing price and offerability information to Buyer by December 16, 1996.

OPEN CHANGE REQUESTS

		Price Per A/C 2995 STE $$$ (10 Aircraft)	Notes (as applicable)
CR Number	CR Title

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

STUDY CHANGE REQUESTS

THE FOLLOWING LISTED Change Requests remain in a Study status pending Boeing’s further study to determine that such changes are offereable on Buyer’s aircraft. Following such determination, Boeing will make a proposal for such incorporation on the Aircraft for Buyer’s consideration, such proposal to include the effects on Aircraft price weight and balance and performance guarantees, if any, and any other information that Boeing may be able to provide to assist Buyer’s evaluation. Boeing shall provide such price and offerability information as soon as practicable but in any case prior to December 16, 1996. Buyer shall accept any such Change Requests by January 6, 1996, unless a later date is agreed in writing by Boeing.

CR Number	CR Title

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Commercial Airplane Group
P.O. Box 3707 Seattle, WA 981242207

1966-2

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-2 to Purchase Agreement No. 1966 - Spares Initial Provisioning

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW and 777-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Applicability.

This letter will apply to initial provisioning for the Model 777-2001GW and 777-300 Aircraft covered by the Agreement.

2.	Initial Provisioning Meeting.

Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer’s initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing’s use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual D6-49090, entitled “Initial Provisioning Implementation Manual, Boeing Model 757, 767, 777, 747-400 and 737-300, -400 and -500” (Boeing Initial Provisioning Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the “Provisioning Data”). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Agreement.

3.	Initial Provisioning Documentation.

3.1 Provisioning Data. Boeing will furnish Provisioning Data to Buyer on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Buyer revisions to the Provisioning Data.

3.2 Provisioning IPC. Boeing will, on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the “Provisioning IPC.” The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

3.3 Buyer Furnished Equipment (BFE) Provisioning Data.

3.3.1 Boeing’s Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer’s Aircraft provided Boeing has appropriate data on the BFE.

3.3.2 Buyer’s Responsibility. Buyer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format to be agreed between Boeing and Buyer, such BFE equipment will not be included in Boeing’s Provisioning Data or IPC.

3.4 Other Data. Boeing will submit to Buyer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Buyer in the maintenance and repair of the Aircraft.

4.	Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft.

4.1 Boeing Spare Parts. Boeing will inform Buyer of the long lead Provisioning Items for which Buyer must place orders by July 1, 1997; Boeing will also advise Buyer of the required lead times for other Provisioning Items when the Provisioning Data is provided. In those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 60 days (or such other period as Boeing and Buyer may mutually agree) following the date of such submittal. At Buyer’s request, Boeing will process “controlled shipments” by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after delivery of the first Aircraft.

4.2 Vendor Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such vendor Provisioning Item will be 112% of the vendor’s quoted price to Boeing therefor, If Buyer elects to purchase such vendor Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Buyer for such GSE or special tools will be one hundred twelve percent (112%) of the vendor’s quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer’s quoted price to Boeing for the engine, and 112% of the engine manufacturer’s quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

4.5 QEC Kits. Boeing will, on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer’s receipt of such listing. Within 30 days after Boeing’s receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits for the Aircraft by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or such other date as the parties may mutually agree in writing.

4.6 Payment for Provisioning Items. The payment provisions of the General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.	Delivery.

Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.	Substitution for Obsolete Spare Parts.

6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the-Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer’s request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer’s account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer, If the price of the substitute Spare Part is greater that of the part rendered obsolete by Boeing’s redesign then Boeing will provide Buyer with a credit memorandum for the difference in price between the obsolete and the substitute part.

6.2 Shipment & Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Buyer pursuant to this paragraph will be shipped to Boeing’s Seattle Distribution Center, or such other destination as Boeing may reasonably designate and will be deemed delivered to Boeing upon arrival thereat. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be shipped to Buyer from Boeing’s Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate and will be deemed delivered to Buyer upon shipment therefrom. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.	Repurchase of Provisioning Items.

7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer’s written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer’s needs.

7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer’s modification of the Aircraft or (b) design improvements by Boeing or the vendor provided interchangeability is maintained (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer’s operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

7.3 Notification and Format. Buyer will notify Boeing, in writing, when Buyer desires to return Provisioning Items which Buyer’s review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer’s notification, Boeing will advise Buyer, in writing, when Boeing’s review of such summary will be completed.

7.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing and Buyer will discuss any reason that any spare part included in Buyer’s detailed summary is not eligible for return and agree on disposition of such part (s). Boeing’s MRA will state the latest reasonable date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as

Initial Provisioning for the Aircraft, hereof the repurchase price will include Boeing’s 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer within thirty days of receipt of a returned item which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing and Buyer may reasonably agree. Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8.	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.	Supplier Support.

Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing’s Buyers and/or the Buyer’s designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components, Copies of such product support agreements will be provided to Buyer on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Boeing Document D6-56115, Volumes 1 and 2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

10.	Termination of Agreement for Excusable Delay.

In the event of termination of the Agreement with respect to any Aircraft

(i) pursuant to Article 6.2 of the Agreement, or

(ii) pursuant to Article 6.3 of the Agreement

such termination will, if Buyer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Buyer had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Boeing Commercial Airplane Group
P.O. Box 3707 Seattle, WA 981242207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

1966-02-1R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Spares Initial Provisioning

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement replaces in its entirety Letter Agreement 1966-02-1 dated November 12, 2000.

1.	Applicability.

This letter will apply to initial provisioning for the Model 777-300ER Aircraft purchased by Buyer under Supplemental Agreement No. 7 to the Purchase Agreement.

2.	Initial Provisioning Meeting.

Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer’s initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing’s use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Chapter 6 of Boeing Manual D6-8 1834, entitled “Spares Provisioning Products Guide” (Boeing Spares Provisioning Products Guide) which will be furnished to Buyer prior to the prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing as described in Boeing Spares Provisioning Products Guide (such data will be hereinafter referred to collectively as the “Provisioning Data”). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.

3.	Initial Provisioning Documentation.

3.1 Provisioning; Data. Boeing will furnish Provisioning Data to Buyer on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] but no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will be tailored to combine Air France 777-200 model aircraft and 777-300ER model aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, Boeing Snare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is’later, furnish to Buyer revisions to the Provisioning Data.

3.2 Provisioning IPC. Boeing will, on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], but no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the “Provisioning IPC”. The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

3.3 Buyer Furnished Equipment (BFE) Provisioning Data.

3.3.1 Boeing’s Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer’s Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

3.3.2 Buyer’s Responsibility. Buyer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing’s Provisioning Data or IPC.

3.4 Other Data. Boeing will submit to Buyer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Buyer in the maintenance and repair of the Aircraft.

4.	Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft.

4.1 Boeing Spare Parts. Buyer will place orders for Provisioning Items by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Buyer’s request, Boeing will process “controlled shipments” by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

4.2 Supplier Provisioning Items. Buyer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such supplier Provisioning Item will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the supplier’s quoted price to Boeing therefor. If Buyer elects to purchase such supplier Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Snare Parts.

4.3 Ground Support Equipment and Special Tools. Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Buyer for such GSE or special tools will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the supplier’s quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

4.4 Spare Engines and Engine Spare Parts. Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] engine manufacturer’s quoted price to Boeing for the engine, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] engine manufacturer’s quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

4.5 OEC Kits. Boeing will, on or about [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer’s receipt of such listing. Within 30 days after Boeing’s receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft, Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits for the Aircraft by [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.6 Payment for Provisioning; Items. The payment provisions of the Buyer Services General Terms Agreement (CSGTA) between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.	Delivery.

Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Buyer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.	Substitution for Obsolete Spare Parts.

6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer’s request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer’s account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer at Boeing’s Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.	Repurchase of Provisioning Items.

7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer’s written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer’s needs.

7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer’s modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer’s operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

7.3 Notification and Format. Buyer will notify Boeing, in writing, when Buyer desires to return Provisioning Items which Buyer’s review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer’s notification, Boeing will advise Buyer, in writing, when Boeing’s review of such summary will be completed.

7.4 Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Buyer of the reason that any spare part included in Buyer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

7.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8.	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any

Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.	Supplier Support.

Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing’s Buyers and/or such Buyer’s designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Boeing Document D6-56115, Volumes 1 and 2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Buyer Supplier Services organization.

10.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 6.5, Agreement Termination, of the Purchase Agreement, such termination will, if Buyer so requests by written notice received by Boeing within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Buyer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2002

société Air France

By	/s/ Pierre VELLAY

Its	VP New Aircraft and Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

1966-4

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-4 to Purchase Agreement No. 1966 – Contract Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Assignment.

Under the terms of Article 10, Assignment, Resale or Lease, of the Agreement, Boeing may assign its rights to receive money. Boeing agrees that any action taking by Boeing under the terms of such Article 10.1, shall not subject Buyer to any liability beyond that in the Agreement or modify in any way Buyer’s obligations under the Agreement.

2.	Buyer’s Insurance.

Under the terms of paragraph 2.3 of Part E of Exhibit C to the Agreement, Buyer’s insurers are required to acknowledge that the insurer and reinsurer has seen a copy of the Agreement. Boeing agrees that such requirement shall not extend to portions of the Agreement that Boeing and Buyer have agreed are confidential unless prior agreement has been reached for such disclosure.

3.	Buyer Furnished Equipment.

In paragraph 7, of Exhibit E to the Agreement, Boeing states that Boeing shall have only such liability for BFE under the Agreement as would have a bailee for mutual benefit. A bailee for mutual benefit has the duty to avoid negligence in its care of bailed property (such as the BFE when in Boeing’s possession) as ordinarily prudent men, as a class, would exercise in caring for their own property in similar circumstances. Buyer acknowledges that a bailee for mutual benefit is not the insurer of the bailed property.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

1966-5R8

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-5R8 to Purchase Agreement No. 1966 - Option Aircraft

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-200ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This letter agreement replaces in its entirety, Letter Agreement No. 1966-5R7, dated May 15, 2001.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.	Delivery.

The Reconfirmation Aircraft for optional purchase by Buyer plus the Option Aircraft will be delivered during or before the months set forth in the following schedule:

Month and Year of Delivery	Number of Option Aircraft
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

It is agreed that the terms and conditions of this Letter Agreement apply equally to Reconfirmation Aircraft and Option Aircraft and any reference to Option Aircraft in this Letter Agreement or the Agreement shall be deemed applicable to any and all of the Reconfirmation Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Price.

The estimated delivery prices (Advance Payment Base Price) of the Option Aircraft set forth below include an amount of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the special features listed in Exhibit A-200-R1 of the Agreement. The Option Aircraft pricing elements and associated pricing terms and conditions are in Attachment A.

Month and Year of Delivery	Advance Payment Base Price Per Option Aircraft
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Payment.

3.1 Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Deposit), on the date Boeing and Buyer sign the Agreement for the Aircraft. If Buyer exercises an option, the Deposit will be credited against the first advance payment due for such Option Aircraft.

If Buyer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

As of the date of Supplemental Agreement No. 10, Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Following option exercise, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

will be payable for the Option Aircraft pursuant to Attachment A. The remainder of the Option Aircraft purchase price will be paid at the time of delivery of the Option Aircraft.

3.3 All prices and payments are in United States Dollars.

4.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Option Exercise.

To exercise an option, Buyer will give written notice to Boeing on or before the applicable option exercise date (Option Exercise Date) which shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the schedule month of delivery of the respective Option Aircraft.

6.	Contract Terms.

Boeing and Buyer will use their best efforts to enter into a definitive agreement for the purchase of an Option Aircraft, within thirty (30) days after Buyer exercises such option.

[GRAPHIC]

Such definitive agreement will include the terms and conditions contained the Agreement, terms and conditions as may be mutually agreed upon, and the applicable terms and conditions not inconsistent herewith contained in Boeing’s then-current standard form of purchase agreement for the sale of Model 777-200 aircraft in effect as of the date of option exercise. In the event the parties have not entered into such agreement within such time, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ten (10) days of such period.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2002

SOCIETE AIR FRANCE

By	/s/ Pierre Vellay

Pierre Vellay
Its:	Vice President New Aircraft and Corporate Fleet Planning

Attachment

Model 777-2001GW Aircraft

1.	Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 Changes. The Detail Specification will be revised to include:

(1) Changes applicable to the basic Model 777-2001GW aircraft which are developed by Boeing between the date of the Configuration Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the signing of a definitive agreement to purchase the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain an Export Certificate of Airworthiness.

2.	Price Description

2.1 Price Elements Per Aircraft

	1	2	3	4		5	6
OPTION AIRCRAFT DELIVERY MO. & YR.	AIRFRAME & SPECIAL FEATURES PRICE (JULY 1995$)	ENGINE PRICE (JULY 1998$)	A/C BASIC PRICE ELEMENTS 1 + 2	ESTIMATED ESCALATION ON		ADV. PMT. BASE PRICE ELEMENTS 3 + 4
				ELEMENT 1	ELEMENT 2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Continued Next Page. . .

2.	Price Description. (Continued)

2.2 Price Adjustments.

2.2.1 Special Features. The price for Special Features selected for the Option Aircraft will be adjusted to Boeing’s then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. For Option Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Base Airframe Price and the price of Special Features will be escalated according to the provisions of Exhibit D to the Agreement.

The engine manufacturer’s current escalation provisions, shown in Exhibit D-1 to the Agreement, were used to calculate the advance payment base prices shown herein. Such engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft and the then-current engine escalation provisions will be incorporated into such agreement.

2.2.3 Base Price Adjustments. The Engine Price of the Option Aircraft will be adjusted to the engine manufacturer’s then-current price as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Foreign Regulatory Requirements. The basic price of the Option Aircraft includes an amount for Boeing’s costs associated with changes to the Option Aircraft required to export such Option Aircraft to France as such requirements are understood as of the date of the this letter agreement. Buyer will pay Boeing’s reasonable price for any addition to, or change, modification or testing of any Option Aircraft (individually or collectively called “change”) which is necessary to comply with any additional requirements of France, the country of import, which varies from or is in addition to the airworthiness requirements of the Federal Aviation Administration for the issuance of a standard United States Airworthiness Certificate or the requirements of the JAA as currently established. The Detail Specification for the Option Aircraft will be amended to reflect such change. Buyer also will pay Boeing’s reasonable price to obtain validation of the Option Aircraft for export to France, including reasonable amounts for data, studies and testing required by any governmental agency of France and any associated charges by such agency. If delivery of the Option Aircraft is delayed due to the incorporation of any such change or is delayed by failure to obtain such validation, such delay will be deemed to be an excusable delay.

3.	Advance Payment Schedules, Prices and Adjustments.

3.1 Buyer will pay to Boeing advance payments for the Option Aircraft pursuant to the following schedule.

Amount Due per Option Aircraft
Due Date of Payment	(Percentage times Advance Payment Base Price)
Upon signing of the definitive agreement	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (less the Deposit)
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Any advance payments past due as of the date of signing the definitive purchase agreement for the Option Aircraft are due and payable on the date of such signing.

3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted airframe and engine escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer for the Option Aircraft.

The Boeing Company P.O. Box 3707 Seattle. WA 98124.2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

1966-05-1R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Option Aircraft

Reference:	Purchase Agreement 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement replaces in its entirety Letter Agreement 1966-05-1 dated November 12, 2000.

Boeing agrees to manufacture and sell to Buyer additional Model 777-300ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement.

1.	Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

[GRAPHIC]

2.	Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be escalated on the same basis as the Block C Aircraft, and will be adjusted to Boeing’s then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be adjusted to Boeing’s and the engine manufacturer’s then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-300ER aircraft and engines for delivery [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and after. When prices and the pricing bases are established for the Model 777-300ER aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and after, the information listed in the Attachment will be appropriately amended.

3.	Payment.

3.1 Buyer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Buyer exercises an option, the Deposit will be credited against the first advance payment due. If Buyer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.	Option Exercise.

Buyer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the delivery dates listed in the Attachment (Option Exercise Date).

5.	Contract Terms.

Boeing and Buyer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Buyer and Boeing fail to enter into such definitive agreement, Boeing will retain the Deposit for that Option Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2002

SOCIETE AIR FRANCE

By	/s/ Pierre VELLAY

Its	VP New Aircraft and Fleet Planning

Attachment

Attachment A to

Letter Agreement 1966-05-1R1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Model 777–2001GW Aircraft

1.	Option Aircraft Description and Changes.

1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 Changes. The Detail Specification will be revised to include:

(1) Changes applicable to the basic Model 777-2001GW aircraft which are developed by Boeing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and the signing of a definitive agreement to purchase the Option Aircraft.

(2) Changes mutually agreed upon.

(3) Changes required to obtain an Export Certificate of Airworthiness.

2.	Price Description

2 .1 Price Elements Per Aircraft

OPTION AIRCRAFT DELIVERY MO. & YR.	1	2	3	4		5	6
	AIRFRAME & SPECIAL FEATURES PRICE (JULY 1995 $)	ENGINE PRICE (JULY 1998$)	A/C BASIC PRICE ELEMENTS 1 + 2	ESTIMATED ESCALATION ON		ADV. PMT. BASE PRICE ELEMENTS 3 + 4
				ELEMENT 1	ELEMENT 2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Price Description. (Continued)

2 .2 Price Adjustments.

2.2.1 Special Features. The price for Special Features selected for the Option Aircraft will be adjusted to Boeing’s then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. For Option Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Base Airframe Price and the price of Special Features will be escalated according to the provisions of Exhibit D to the Agreement.

The engine manufacturer’s current escalation provisions, shown in Exhibit D-l to the Agreement, were used to calculate the advance payment base prices shown herein. Such engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft and the then-current engine escalation provisions will be incorporated into such agreement.

2.2.3 Base Price Adjustments. The Engine Price of the Option Aircraft will be adjusted to the engine manufacturer’s then-current price as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Foreign Regulatory Requirements. The basic price of the Option Aircraft includes an amount for Boeing’s costs associated with changes to the Option Aircraft required to export such Option Aircraft to France as such requirements are understood as of the date of the this letter agreement. Buyer will pay Boeing’s reasonable price for any addition to, or change, modification or testing of any Option Aircraft (individually or collectively called “change”) which is necessary to comply with any additional requirements of France, the country of import, which varies from or is in addition to the airworthiness requirements of the Federal Aviation Administration for the issuance of a standard United States Airworthiness Certificate or the requirements of the JAA as currently established. The Detail Specification for the Option Aircraft will be amended to reflect such change. Buyer also will pay Boeing’s reasonable price to obtain validation of the Option Aircraft for export to France, including reasonable amounts for data, studies and testing required by any governmental agency of France and any associated charges by such agency. If delivery of the Option Aircraft is delayed due to the incorporation of any such change or is delayed by failure to obtain such validation, such delay will be deemed to be an excusable delay.

3.	Advance Payment Schedules, Prices and Adjustments.

3.1 Buyer will pay to Boeing advance payments for the Option Aircraft pursuant to the following schedule.

Amount Due per Option Aircraft
Due Date of Payment	(Percentage times Advance Payment Base Price)
Upon signing of the definitive agreement	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (less the Deposit)
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Any advance payments past due as of the date of signing the definitive purchase agreement for the Option Aircraft are due and payable on the date of such signing.

3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted airframe and engine escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer for the Option Aircraft.

LETTER AGREEMENTS		SA Number

1966-1	Aircraft Configuration Matters (Model 777-200 Only)

1966-2	Spares Initial Provisioning Data (Model 777-200 Only)

1966-02-1	Spares Initial Provisioning Data (Model 777-300 Only)	SA-7

1966-3	Flight Crew Training Spare Parts Support (Model 777-200 Only)

1966-4	Contract Matters (Model 777-200 and Model 777 - 300ER)

1966-5R7	Option Aircraft (Model 777-200 Only)	5/3/01

1966-05-1	Option Aircraft Model (Model 777-300 Only)	SA-7

1966-6R1	Installation of Cabin Systems Equipment (Model 777-200 Only)	SA-1

1966-06-1	Installation of Cabin Systems Equipment (Model 777-300ER Only)	SA-7

1966-7R1	JAA Certification & DGAC Validation (Model 777-200 and Model 777-300)	SA-7

1966-8	Customer Support Matters (Model 777-200 Only)

1966-9	Product Assurance Matters (Model 777-200 and Model 777-300)

1966-10	Seller Purchased Equipment (Model 777-200 Only)

1966-10-1	Seller Purchased Equipment (Model 777-300 Only)	SA-7

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle. WA 98124-2207

1966-6 R1

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-6 RI to Purchase Agreement No. 1966 – Installation of Cabin Systems Equipment

This Letter Agreement amends Purchase Agreement No. 1966 dated November 28, 1996 (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777–2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This letter agreement replaces in its entirety Letter Agreement 1996–6, Installation of Cabin Systems Equipment, and records certain additional matters with respect to Advance Payments and late delivery of Cabin Systems Equipment by revising paragraph 6.1 and adding new paragraph 7.

Buyer desires Boeing to install in the Aircraft the Inflight Entertainment and Cabin Communications Systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Buyer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1.	Responsibilities.

1.1 Buyer will:

1.1.1 Provide Buyer’s IFE/CCS system requirements to Boeing;

1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement, on or before December 16, 1996, provided Boeing has made such Change Requests offerable by such date; Boeing will target providing price and offerability by no later than December 6, 1996.

1.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Buyer’s and Boeing’s respective requirements;

1.1.4 Select Supplier part numbers;

1.1.5 Negotiate and obtain agreements on price, product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7 Negotiate and obtain agreements with any required service providers;

1.1.8 Include in Buyer’s contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier’s control.

1.2 Boeing will:

1.2.1 Perform the functions of Project Manager set forth in Attachment B;

1.2.2 Provide Aircraft interface requirements to Suppliers;

1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

l.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5 Coordinate the resolution of technical issues with Suppliers;

1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration and functions meet the requirements of the Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time by mutual agreement; and

1.2.7 Obtain FAA and JAA certification of the Aircraft with the IFE/CCS installed therein.

2.	Software.

IFE/CCS systems may contain software of the following two types.

2.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is deemed part of the IFE/CCS.

2.2 Buyer’s Software. The software accessible to the Aircraft passengers which controls Buyer’s specified optional features (applications software) is Buyer’s Software and is excluded from Boeing’s responsibilities and obligations under this Agreement and is not deemed part of the IFE/CCS as defined by this letter agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Changes.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Exhibits B and C to the Agreement.

The IFE/CCS is deemed to be BFE for the purposes of Exhibit B, the Product Assurance Document, and Exhibit C, the Customer Support Document, of the Agreement.

5.	Remedies.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Advance Payments.

6.1 Estimated Price for the IFE/CCS.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.2 Aircraft Price. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Late Delivery Costs.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.	Buyer’s Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the IFE/CCS.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

Date: __________________

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP. Fleet Planning

Attachment A

Cabin Systems Equipment

The following Change Requests describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Change Request is fully described in the Change Request Document.

Change Request Number and Title	Price
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B

Project Manager

This Attachment B describes the management and systems integration functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA/JAA certification of the IFE/CCS when installed on the Aircraft.

1.	Project Management

As Project Manager, Boeing will have authority to make day-to-day management decisions together with decisions on technical details which, in Boeing’s reasonable opinion, do not significantly affect form, fit, function, cost or aesthetics of the IFE/CCS.

Boeing will be responsible for:

A.	Managing the development of all program schedules;

B.	Evaluating and approving Supplier’s program management and developmental plans;

C.	Defining program metrics and status requirements;

D.	Scheduling and conducting program status reviews;

E.	Scheduling and conducting design and schedule reviews with Buyer and Suppliers;

F.	Monitoring compliance with schedules;

G.	Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Buyer;

H.	Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

I.	Managing the joint development of the System Specification

2.	System Integration

Boeing shall additionally act as Systems Integrator for the IFE/CCS by performing the following functions:

A.	As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B.	Coordinate Boeing, Buyer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C.	Organize and conduct technical coordination meetings with Buyer and Suppliers to review responsibilities, required functions, Aircraft installation requirements and overall program schedule, direction and progress.

3.	Seat Integration

In order to assure proper integration of the IFE/CCS with Buyer’s passenger seats, Boeing will:

A.	Coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232, “Seat Wiring and Control Requirements”; and D222W013-4, “Seat Assembly Functional Test Plan”.

B.	Establish requirements and ensure that the Suppliers (i) coordinate IFE/CCS integration testing with seat suppliers and (ii) provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing.

C.	Ensure that the Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

1966-06-1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Buyer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Buyer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B, according to the requirement of Attachment C.

1.	Responsibilities.

1.1 Buyer will:

1.1.1 Provide Buyer’s IFE/CCS system requirements to Boeing;

1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Change Request/s/ listed in Attachment A to this Letter Agreement, on or before [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or as otherwise formally offered by Boeing.

1.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Buyer’s and Boeing’s respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4 Select Supplier part numbers;

1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7 Negotiate and obtain agreements with any required service providers; and

1.1.8 Include in Buyer’s contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier’s control.

1.2	Boeing will:

1.2.1 Perform the Project Manager functions stated in Attachment B;

1.2.2 Provide Aircraft interface requirements to Suppliers;

1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5 Coordinate the resolution of technical issues with Suppliers;

1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7 Obtain FAA and JAA certification of the Aircraft with the IFE/CCS installed therein.

2.	Software.

IFEKCS systems may contain software of the following two types.

2.1 Systems Software. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Buyer’s Software. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Changes.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Supplier Defaults.

4.1 Boeing shall notify Buyer in a timely manner in the event of a default by a Supplier under the Supplier’s contract with Boeing. Within 15 days of Buyer’s receipt of such notification, Boeing and Buyer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Buyer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

4.2 Boeing will at any time stand ready to assist Buyer and the involved suppliers to resolve any difficulty Buyer or the involved suppliers experience in meeting the requirements agreed between the parties for the lFE/CCS equipment, and will consult with and assist Buyer and the involved supplier to agree a course of action to attempt rectification of such difficulty or failure in order to minimize potential cost or schedule impacts or deviations from Buyer’s requirements.

5.	Exhibits B and C to the Purchase Agreement.

IFEKCS is deemed to be BFE for the purposes of Exhibit B, the Product Assurance Document, and Exhibit C, Customer Support Document, of the Purchase Agreement.

6.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Advance Payments.

7.1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.2 Aircraft Price. The Aircraft Price will include the actual IFEKCS prices and any associated transportation costs charged Boeing by Suppliers.

8.	Buyer’s Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFEKCS, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the IFE/CCS.

9.	Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Buyer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date __________________

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

Attachment A

Cabin Systems Equipment

The following Change Requests describes the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Change Request is fully described in Change Request Document TBD as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Buyer acceptance of any or all changes listed below or such additional Change Requests that the parties mutually agree upon.

Change Request Number and Title

Attachment B

Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA/JAA certification of the IFE/CCS when installed on the Aircraft.

1.	Project Management

Boeing will perform the following functions for the IFEKCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

A.	Managing the development of all program schedules;

B.	Evaluating and approving Supplier’s program management and developmental plans;

C.	Defining program metrics and status requirements;

D.	Scheduling and conducting program status reviews;

E.	Scheduling and conducting design and schedule reviews with Buyer and Suppliers;

F.	Monitoring compliance with schedules;

G.	Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Buyer;

H.	Leading the development of a joint IFEKCS project management plan (the Program Plan) and;

I.	Managing the joint development of the System Specification

2.	System Integration

Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

A.	As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B.	Coordinate Boeing, Buyer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C.	Organize and conduct technical coordination meetings with Buyer and Suppliers to review responsibilities, functionality; Aircraft installation requirements and overall program schedule, direction and progress.

3.	Seat Integration

A.	Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232, “Seat Wiring and Control Requirements”; and D222W0 13-4, “Seat Assembly Functional Test Plan”.

B.	The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

C.	The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

Insert Attachment C “Critical Impact Events” Here

The contingency plan is the alternate course of action which will be implemented if the critical decision date is not met or other course of action is not agreed to by Boeing and Buyer. The critical impact events listed below are milestones which must be met by BFE and IFE/CSS Suppliers to achieve the in-sequence installation of the IFE. The Required Due Dates in such tables are the dates on which Boeing begins to incur disruption costs. The Critical Decision Dates are the dates after which the critical impact event cannot be accomplished to maintain the delivery schedule and/or full system functionality. A meeting to discuss a recovery plan cost impact and/or an alternate course of action will beheld within one week of knowledge of delinquency or impending delinquency.

Event	Required Due Date	Critical Decision Date	Contingency Plan
TBD	TBD	TBD	TBD

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-200ER and Model 777-300ER Aircraft

1966-7R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-7 to Purchase Agreement No. 1966 - JAA Certification and DGAC Validation

This Letter Agreement cancels and supersedes Letter Agreement 1966-7 entitled “JAA Certification and DGAC Validation” dated November 28, 1996.

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-200ER and Model 777-300ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Notwithstanding the terms of Article 8 of the Agreement, each Aircraft at the time of delivery will comply with all the applicable FAA and JAA type design requirements (and applicable requirements of the French Direction Générale Aviation Civile (DGAC)) as a condition of validation of the Aircraft for Export to France. Boeing agrees to perform any changes, modifications or additions to the Aircraft and to conduct such studies and flight testing as may be required to comply with any applicable JAA (or DGAC) requirements which vary from or are in addition to the airworthiness requirements of the FAA for the issuance of an Export Certificate of Airworthiness.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	Nov 12, 2000

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

Boeing Commercial Airplane Group P.O. Box 3707 Seattle, WA 98124-2207

1966 – 8

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966-8 to Purchase Agreement No. 1966 - Customer Support Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-200IGW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Maintenance Training.

In addition to the Maintenance Training specified in Part A of Exhibit C to the Purchase Agreement, and subject to the terms and conditions of Part E of Exhibit C to the Purchase Agreement, Boeing shall provide, at the prices set forth herein (expressed in July 1995 dollars unless specifically stated otherwise), the following additional Maintenance Training and training materials:

1.1 Mechanical/Electrical Systems Course (Line and Base).

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] on the normal operation and maintenance of the Aircraft mechanical and electrical systems, and is oriented to those personnel who specialize in line and base maintenance of aircraft mechanical and electrical systems. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 Cabin Management System (CMS) Configuration Database Generator (CDG) Familiarization Course.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3 Engine Run-Up Course.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4 Corrosion Prevention and Control Course.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.5 Advanced Composite Repair Course.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.6 Additional Training Materials,

Boeing shall provide the following additional supplementary training materials to Buyer at no additional charge:

1.6.1 5 sets of visual aids in the form of 8.5 x 11-inch blackline projection transparencies.

1.6.2 10 sets of instrument panel wall charts in the form of full-scale color copies,

1.6.3 3 sets of enhancement slides depicting actual air-plane photos.

The terms and conditions of paragraph 4 of Part A to Exhibit C of the Agreement shall apply to the provision of any of the above classes at a remote training location.

2.	Field Service

In addition to the Field Service support specified in Paragraph 2 of Part B of Exhibit C to the Purchase Agreement, and subject to the terms and conditions of Part E of Exhibit C to the Purchase Agreement, Boeing shall provide, at no charge to Buyer, additional “meet and greet” field services as described below:

2.1 for a period of no less than 90 days after delivery of the first Block A Aircraft, Boeing will station two service personnel (one of whom shall have ramp experience and the other avionics skills) at Buyer’s main base.

2.2 Boeing will provide support at line stations into which Buyer may operate the Aircraft using Boeing field service support personnel currently stationed at such locations in support of other customers and will arrange meet and greet service at such locations with appropriate notice.

3.	Flight Training

In addition to the flight crew training specified in Part C of Exhibit C to the Purchase Agreement, and subject to the terms and conditions as set forth in Part E of Exhibit C to the Purchase Agreement, Boeing shall provide, at the prices set forth herein additional flight training as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Data & Documents.

3.1 Quantity and Format. Under the terms of Part D of Exhibit C of the Agreement, Boeing has agreed to provide certain Data and Documents related to the Aircraft as listed in Attachment to that Part D (Data). Such Data shall be delivered according to ATA Specification 100 and ATA Specification 2100 (applicable revision at the time material of development).

As of the date of the Agreement, Buyer has been unable to define the quantities and format of the Data required to support the Aircraft in Buyer’s operation and such information has been omitted from such Attachment.

Buyer shall determine the quantities and format of Data required and agree such information with Boeing at a mutually convenient time preferably at the time of the Maintenance Planning Conference provided for under paragraph 2 of Part A of Exhibit C of the Agreement, but in any case no later than August 31, 1997. Thereafter Buyer may amend such Data on an annual basis provided that such amended requirements shall be incorporated by Boeing within the normal revision cycle(s) of such Data and that such revisions are required to support Buyer’s flight and maintenance operations with the Aircraft within Buyer’s flight network.

3.2 Customer Originated Changes. Upon request from Buyer, Boeing agrees to incorporate Customer Originated Changes (COC’s) into Buyer’s Maintenance Manual, Wire Diagram Manual/System Schematics Manual and Illustrated Parts Catalog following delivery of Buyer’s first Aircraft, on the following basis:

(i) Buyer shall submit marked up pages of the documents, formatted for ready insertion into the documents thereby limiting Boeing’s involvement in editing, typing and redrafting material.

(ii) Boeing will incorporate Buyer’s requested changes on the normal revision cycle of the affected documents;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing’s price shall be adjusted on an annual basis, and prorated based on the number of COC pages requested by Buyer for each document.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Commercial Airplane Group P.O. Box 3707 Seattle, WA 98124-2207

1966–9

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966–9 to Purchase Agreement No. 1966 – Product Assurance Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Reimbursement for Certain Inspection Labor costs.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Warranty Repairs and Modification By Buyer.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

accordingly. Additionally, and on an approximately annual basis, Boeing will review the standard Warranty Labor Rate and any data Buyer may submit to substantiate if any adjustment to the Warranty Labor Rate is required to accommodate changes in labor compensation.

2.2 Under the terms of paragraph 6 of Part B of Exhibit B to the Agreement, Buyer agrees to retain replaced parts for up to 60 days following the date of submittal of Buyer’s warranty claim, to allow Boeing time to inspect such parts if deemed necessary by Boeing. Boeing agrees to notify Buyer of its need to inspect such parts promptly after receipt of Buyer’s claim and agrees to establish the objective of notifying Buyer if the part should be retained for inspection purposes within 10 days of receipt of Buyer’s claim.

3.	Service Life Policy.

3.1 Under the terms of paragraph 4.2 of Part C of Exhibit B to the Agreement, Boeing requires “reasonable evidence” that the claimed failure of covered by the policy. Boeing would accept the following information as such evidence: (i) Part numbers and descriptions which fall within the categories of parts listed in the Attachment to Part C of Exhibit B, and (ii) identification of the Aircraft from which the part was removed together with the date of the removal.

3.2 Under the terms of Part B of Exhibit B, Product Assurance, of the Agreement, Boeing has provided a twelve year Service Life Policy for specified primary structure components of the Aircraft. Buyer has requested a modified participation schedule whereby Boeing would contribute 100% of the value of a Covered Component during the first four years following delivery of an Aircraft declining linearly thereafter to zero participation at twelve years after delivery. Accordingly, paragraph 3, Price, of Part B of Exhibit B of the Agreement is replaced in its entirety by the following text:

3.	Price.

The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

where:

P =	price to Buyer (may not be a credit)

C =	Boeing spare parts sales price at time of correction or replacement

T =	total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.”

In consideration of the purchase of the Aircraft by Buyer, Boeing agrees to provide such modified participation schedule, at no charge to Buyer.

4.	General Electric (GE) Engine Warranty.

Under Part F of Exhibit B to the Agreement, Boeing has provided an engine warranty for the GE90 series engines (the Engine Warranty) which warranty is expected be superseded by the terms of the engine product assurance General Terms Agreement between Buyer and GE. Included in the Engine Warranty is a paragraph 10, related to indemnification of GE by Buyer, and Boeing acknowledges that Buyer has objected to the terms therein and has stated its intention to negotiate other terms and conditions with GE.

5.	Supplier Warranties.

Under the terms of paragraph 1 of Part E and Part I of Exhibit B to the Agreement Boeing agrees to provide copies supplier warranties in the form of Boeing document D6-56115, prior to delivery of the first Aircraft. Boeing agrees to provide preliminary copies of such document to Buyer providing the current status of the supplier warranties existing at the time of Agreement execution within 30 days after execution of the Agreement.

6.	Repair Turnaround Time.

Under the terms of paragraph 6.2.2 of Part A of Exhibit B to the Agreement, Boeing has stated turn around time objectives for repair of items returned under warranty. Boeing will continue to work to ensure that such turn around time objectives are met by Boeing and its suppliers and will endeavor to improve turn around times in the future.

Very truly yours,

THE BOEING COMPANY

BY	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP. Fleet Planning

Boeing Commercial Airplane Group P.O. Box 3707 Seattle. WA 98124-2207

1966-10

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 1966 - 10 to Purchase Agreement No. 1966 - Seller Purchased Equipment

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer. This Letter Agreement may only be applied to developmental avionics with the specific agreement of Boeing. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft. The terms of this letter agreement may not be applied to items of Cabin Systems Equipment identified in Letter Agreement 1966-6.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Boeing agrees that Buyer may request that certain items of BFE be converted to SPE. Boeing will review each request and if able, Boeing will offer Buyer a Change Request or Master Change proposal for such conversion. Boeing and Buyer agree that the terms of this Letter Agreement shall apply in the event of acceptance by Buyer of such proposal.

1.	Price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) transportation charges.

2.	Responsibilities.

2.1 Buyer is responsible for:

(i) identifying to Boeing the supplier of BFE to be converted to SPE at the time the conversion request is made;

(ii) selecting a FAA certifiable part; and

(iii) providing to Boeing the SPE part specification/Buyer requirements.

2.2. Boeing is responsible for:

(i) placing and managing the purchase order with the supplier;

(ii) coordinating with the suppliers on technical issues;

(iii) ensuring that the delivered SPE complies with the part specification;

(iv) obtaining certification of the Aircraft with the SPE installed; and

(v) obtaining for Buyer the supplier’s standard warranty for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.	Supplier Selection For SPE Galleys and Seats.

In addition to those responsibilities described above, if BFE galleys and seats are converted to SPE, Buyer will provide Boeing not later than Nov 25, 1996 the definitive galley and seat configuration requirements unless otherwise agreed in writing.

4.	Changes.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.	Remedies.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Buyer’s Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

Very truly yours,

THE BOEING COMPANY

BY	/s/ Illegible

Its	Attorneys–In–Fact

ACCEPTED AND AGREED TO as of this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Commercial Airplane Group P.O. Box 3707 Seattle. WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

1946-10-l

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE): BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

1.	Price.

Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged to Boeing by the SPE suppliers, (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such costs (excluding IFE in accordance with Letter Agreement 1966-06-l) and (iii) transportation charges.

2.	Responsibilities.

2.1 Buyer is responsible for:

(i)	selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFEl of the Purchase Agreement, :

(ii)	selecting a FAA certifiable part; and

(iii)	providing to Boeing the SPE part specification/Buyer requirements.

2.2. Boeing is responsible for:

(i)	placing and managing the purchase order with the supplier;

(ii)	coordinating with the suppliers on technical issues;

(iii)	ensuring that the delivered SPE complies with the part specification;

(iv)	obtaining certification of the Aircraft with the SPE installed; and

(v)	obtaining for Buyer the supplier’s standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document.

3.	Supplier Selection For SPE Galleys and Seats.

In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Buyer’s selection of suppliers:

Galley Requirements. Buyer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Seat Requirements. Buyer will provide to Boeing the definitive seat configuration requirements not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Bidder’s List. For information purposes, Boeing will submit to Buyer a bidder’s list of existing suppliers of seats and galleys within 120 days of the supplier selection date referred to in paragraph 2.1 (i) above.

Request for Quotation (RFQ). Approximately 90 days prior to the supplier selection date, Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within 30 days of the selection date.

Recommended Bidders. Not later than 15 days prior to the supplier selection date, Boeing will submit to Buyer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

Supplier Selection. If Buyer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

4.	Changes.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.	Remedies.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.	Buyer’s Indemnification of Boeing.

Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	2000

SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-KAC-211R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	1) Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 8, 2002

SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP. Corp. Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-KAC-0337

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Configuration Pricing Matters

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Buyer agree to modify the reference purchase agreement as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 8, 2002

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP. Corp. Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-4526

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-4526 - Assignment of Training to FlightSafety Boeing Training International

This Letter Agreement is entered into among The Boeing Company, a Delaware corporation with its principal office in Seattle, Washington (Boeing), Compagnie Nationale Air France, a French corporation with its principal office in Paris (Buyer), and FlightSafety Boeing Training International L.L.C., a Delaware limited liability company with an office in Renton, Washington (FlightSafety Boeing).

Boeing and FlightSafety International Inc. created a joint venture company, FlightSafety Boeing, which will provide flight and maintenance training to Boeing’s customers which would previously have been provided by Boeing, commencing on June 30, 1997, in the case of maintenance training and in the case flight training, commencing on a date to be determined but no sooner than January 1, 1998 (the Commencement Date).

Boeing and Buyer have entered into Purchase Agreement 1966 dated November 28, 1996, for the sale of Boeing Model 777-200 aircraft and related services, and agreements relating to various courses for engineers and technicians under which Boeing is to provide training (collectively the Training Services) to Buyer (collectively the Agreements).

1.	Assignment of Training Services.

Boeing hereby assigns to FlightSafety Boeing its obligations to perform the Training Services under the Agreements the Commencement Date or such later date as Boeing notifies Buyer.

2.	FlightSafety Boeing Commitment.

FlightSafety Boeing assumes, agrees to be bound by, and will render full and complete performance of the Training Services under the Agreements from the Commencement Date or such later date as Boeing notifies Buyer.

3.	Boeing Commitment.

Boeing will remain fully responsible to Buyer for all obligations that Boeing assigns to FlightSafety Boeing under this Letter Agreement.

4.	Buyer’s Consent.

Buyer hereby consents to Boeing’s assignment of the Agreements to FlightSafety Boeing and agrees that FlightSafety Boeing is Boeing’s assignee for the applicable provisions of such Agreements.

5.	Credit Memoranda Provided by Boeing;.

Buyer may direct Boeing to apply part of the amount of the credit memoranda provided under paragraph 5 of Letter Agreement No. 61163-RTN-5 144 toward payment for Training Services to be provided by FlightSafety Boeing.

This Letter Agreement contains the entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Letter Agreement will be governed by the law of the State of Washington, USA, exclusive of Washington’s conflicts of law rules.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: 4 Sept, 1997		ACCEPTED AND AGREED TO this Date: September 5, 1997

COMPAGNIE NATIONALE AIR FRANCE		FLIGHTSAFETY BOEING TRAINING INTERNATIONAL L.L.C.

By	/s/ Illegible	By	/s/ Illegible

Its	VP. Fleet Planning	Its	Executive Director

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5140

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5140 to Purchase Agreement No. 1966 - Disclosure of Confidential Information

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer agree that certain commercial and financial information contained in the documents listed in the Index of Confidential Documents attached hereto, (Confidential Documents) are confidential.

2. Boeing and Buyer agree that they will treat the Confidential Documents and the information contained therein as confidential and that they will not, without the prior written consent of the other, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required (i) by any applicable law or governmental regulations, or (ii) for financing the Aircraft.

3. In connection with any such disclosure of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, the parties will request and use their best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting requests for confidential treatment.

It the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Attachment: Index of Confidential Documents

Index of Confidential Documents

SA Number

1.	Letter Agreement No. 6-1163-RTN-5141Rl Aircraft Performance Guarantees. (Model 777-200 Only)	SA-1

2.	Letter Agreement No. 6-1163-RTN-5142 Aircraft Performance Commitments. (Model 777-200 Only)

3.	Letter Agreement No. 6-1163-RTN-5143R6 Aircraft Price & Payments. (Model 777-200 Only)	SA-8

4.	Letter Agreement No. 6-1163-RTN-5144R6 Financial Matters. (Model 777-200 Only)	SA-8

5.

Letter Agreement No. 6-1163-RTN-5146Rl [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(Model 777-200 Only)

SA-7

6.	Letter Agreement No. 6-1163-RTN-5147 Option Aircraft Special Matters (Model 777-200 Only)

7.	Letter Agreement No. 6-1163-RTN-5148 Use of Aircraft (Model 777-200 Only)

8.

Letter Agreement No. 6-1163-RTN-5202
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

9.

Letter Agreement No. 6-1163-RTN-5203
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

10.

Letter Agreement – No. 6-1163-RTN-5207
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

11.

Letter Agreement No. 6-1163-RTN-5363Rl
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

SA-2

12.

Letter Agreement No. 6-1163-RTN-5711R2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

Index of Confidential Documents (cont.)

SA Number
13.	Letter Agreement No. 6-1163-STE-3072R1 Aircraft Performance Guarantees – Block A Aircraft (Jan 1999 and later) and Block B Aircraft (Model 777-200 Only)

14.	Letter Agreement No. 6-1163-STE-3111 Use of Aircraft – Flight Test GE90-94B Engines (Model 777-200 Only)

15.

Letter Agreement No. 6-1163-STE-3302
Delivery Issues [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-200 Only)

16.

Letter Agreement No. 6-1163-STE-3319
Delivery Issues [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

17.

Letter Agreement No 6-1163-STE-3341R2
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-200 Only)

18.	Letter Agreement No. 6-1163-STE-3435 Aircraft Performance Guarantees GE90-94B Engines-Block A Aircraft (Dec 2000) and Block B Aircraft (Model 777-200 Only)	SA-5

19.	Letter Agreement No 6-1163-STE-3258 Aircraft Performance Guarantees (Model 777-300 Only)	SA-7

20.

Letter Agreement No 6-1163-STE-3363
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

21.

Letter Agreement No 6-1163-STE-3364
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

22.

Letter Agreement No 6-1163-STE-3380
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

23.	Letter Agreement No 6-1163-STE-3483R2 Special Matters (Model 777-300 Only)	SA-12

Index of Confidential Documents (cont.)

SA Number
24.

Letter Agreement No 6-1163-STE-3484 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-300 Only)

SA-7

25.

Letter Agreement No 6-1163-STE-3485
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

26.

Letter Agreement No 6-1163-STE-3486
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

27.

Letter Agreement No 6-1163-STE-3487 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Model 777-300 Only)

SA-7

28.	Letter Agreement No 6-1163-STE-3488R1 Aircraft Price and Payment (Model 777-300 Only)	SA-9

29.	Letter Agreement No 6-1163-STE-3489R1 Contracts Matters (Model 777-300 Only)	SA-9

30.

Letter Agreement No 6-1163-STE-3507
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

31.

Letter Agreement No 6-1163-STE-3512
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
(Model 777-300 Only)

SA-7

32.	Letter Agreement No 6-1163-KAC-211R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-11

33.	Letter Agreement No 6-1163-KAC-0337 777-300ER Configuration Pricing Matters	SA-11

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5141R1

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5141R1 to Purchase Agreement No. 1966 - Aircraft Performance Guarantees

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This Letter Agreement replaces in its entirety Letter Agreement No. 6-1163-RTN-5141, dated November 28, 1996.

1.	Aircraft Performance Guarantees.

The performance guarantees applicable to the Aircraft are those set forth in Attachment A hereto. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6 - 1163 - RTN - 5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _____92, 1997

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Attachment A

MODEL 777-2OOIGW PERFORMANCE GUARANTEES

GE90-9OB ENGINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	CENTER OF GRAVITY

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6–1163–RTN–5142

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6–1163–RTN–5142 to Purchase Agreement No. 1966 – Aircraft Performance Commitments

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777–200IGW aircraft (the Aircraft).

Reference is made to Letter Agreement No. 6–1163–RTN–5146, Model Substitution and Rescheduling, of the Agreement, related to certain rights of Buyer to substitute the Model 777–300 aircraft (Substitute Aircraft) in place of the Aircraft.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Aircraft Performance Targets.

Boeing acknowledges that Buyer had requested the following listed performance targets for the Aircraft when evaluated to Buyer’s operating rules and with 85% winds with redispatch or 50% winds without redispatch, whichever is more constraining, on the routes identified below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The 777–200 Aircraft defined in Exhibit A–200 of the Agreement, is capable of a Maximum Takeoff Weight [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5143R7

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5143R7 to Purchase Agreement No. 1966 - Aircraft Price & Payments

This Letter Agreement amends Purchase Agreement No. 1966 dated November 28, 1996, (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-200ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This letter agreement replaces in its entirety, Letter Agreement No. 6-1163-RTN-5143R6, dated February 26, 2001

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 The Aircraft Basic Price of each Block B Model 777-200ER Aircraft as defined Exhibit A-200-R2 of the Agreement, stated in July 1995 subject-to-escalation dollars, including the price of Buyer’s special features, but excluding the price of Buyer Furnished Equipment, is as follows:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3 The Aircraft price does not include any amount relating to changes to the Aircraft required in order to export such Aircraft to France that are in addition to those of the FAA or Joint Airworthiness Authorities (JAA). Accordingly, the Aircraft price will be adjusted for Boeing’s price for any addition to, or change, modification or testing of any Aircraft required by France, the country of import, which varies from or is in addition to the airworthiness requirements of the FAA or JAA for the issuance of a Standard Airworthiness Certificate. Any change or modification to the Aircraft shall be subject to a negotiated change proposal provided by Boeing to Buyer for Buyer’s consideration.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours, THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2002

SOCIETE AIR FRANCE

By	/s/ Pierre Vellay

Pierre Vellay
Its:	Vice President New Aircraft and Corporate Fleet Planning

Attachments A, B, and C

Attachment A to
Letter Agreement 6-1163-RTN-5143R7

Aircraft Price Buildup

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5144R7

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5144R7 to Purchase Agreement No. 1966 - Financial Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-200ER Block A Aircraft and Block B Aircraft (the Aircraft). Reference is made [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This letter agreement replaces in its entirety, Letter Agreement No. 6-1163-RTN-5144R6, dated February 26, 2000.

The following incentives will be provided to Buyer In consideration of the purchase of the Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

17	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2001

SOCIETE AIR FRANCE

By	/s/ Pierre Vellay

Pierre Vellay
Its:	Vice President New Aircraft and Corporate Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle. WA 98124-2207

6-1163-RTN-5147

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5147 to Purchase Agreement No. 1966 - Option Aircraft Special Matters

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-200IGW aircraft (the Aircraft).

Reference is made to Letter Agreement 1966-5, Option Aircraft, stating the terms and conditions under which Boeing offers and Buyer may exercise options to purchase ten (10) additional 777-2001GW Option Aircraft, to Letter Agreement 6-1163-RTN-5143, Aircraft Price and Payment, and to Letter Agreement 6-1163-RTN-5144, Financial Matters, of the Agreement, (the Letter Agreements).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6–1163–RTN–5148

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6–1163–RTN–5148 to Purchase Agreement No. 1966 – Use of Aircraft

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777–2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact
ACCEPTED AND AGREED TO as of this Date: November 28, 1996 COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5202

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5202 to Purchase Agreement No. 1966 – [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft) .

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2. Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5203

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5203 to Purchase Agreement No. 1966 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

7.	Assignment.

Neither party may assign this Letter Agreement or any portion or rights or obligations thereof without the express written approval of the other party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: , 1996
COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-RTN-5207

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-RTN-5207 to Purchase Agreement No. 1966 – [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140, or as Buyer may be required to disclose to interested official French industrial agencies.

Very truly yours,

THE BOEING COMPANY

BY	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 28, 1996

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Boeing Corporation_____

6-1163-RTN-5363R1

Compagnie Nationale Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:

Letter Agreement No. 6-1163-RTN-5363R1 to

Purchase Agreement No. 1966 -

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends Purchase Agreement No. 1966 dated November 28, 1996, (the Agreement) between The Boeing Company (Boeing) and Compagnie Nationale Air France (Buyer) relating to Model 777-200IGW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This letter agreement replaces in its entirety, Letter Agreement No. 6-1163-RTN-5363, dated September 17, 1997.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July ____, 1998

COMPAGNIE NATIONALE AIR FRANCE

By	/s/ Illegible

Its	VP. Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207	ORIGINAL RECEIVED BY 6-1131
JUN 01 1999

March 11, 1999

6-1163-RTN-5711R2

societe Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Attention:	Mr. Pierre Vellay,
Vice-President Planning & Fleet Development

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966, as amended and Supplemented, dated November 28, 1996 (the Purchase Agreement) between societe Air France (Buyer) and The Boeing Company (Boeing) related the purchase of Boeing Model 777-200 Aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This letter agreement replaces in its entirety, Letter Agreement No. Q-1 163-RTN-5711R1 dated November 27, 1998

Boeing and Buyer hereby agree to modify the referenced Purchase Agreement as follows;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 31st March, 1999

SOCIETE AIR FRANCE

By	/s/ Pierre Vellay

Its	Pierre Vellay
VP Fleet Planning

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA 98124-2207

6–1163–STE–3072R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6–1163–STE–3072 to Purchase Agreement No. 1966 – Aircraft Performance Guarantees – Block A Aircraft (January 1999 and later) and Block B Aircraft

This Letter Agreement amends Purchase Agreement No. 1966 dated as of November 28, 1996 (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777–2001GW aircraft (the Aircraft).

This letter cancels and supersedes Letter Agreement No. 6–1163–STE–3072 dated December 9, 1998.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Aircraft Performance Guarantees.

The performance guarantees applicable to the Block A Aircraft (January 1999 and later) and Block B Aircraft are those set forth in the Attachment hereto. Such guarantees are exclusive and will expire upon delivery of the Aircraft to Buyer. Included in such performance guarantees is an Aircraft mission guarantee [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6–1163–RTN–5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED, AND AGREED TO this

Date: January 19, 1999

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

Attachment

MODEL 777 – 228IGW PERFORMANCE GUARANTEES

GE90 – 90B ENGINES

SECTION	CONTENTS

1	AIRCRAFT MODEL’ APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	CENTER OF GRAVITY

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle. WA 98124-2207

6-1163-STE-3111

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-STE-3 111 to Purchase Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engines

This Letter Agreement amends Purchase Agreement No. 1966 dated as of this date (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12. Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6- 1163 -RTN-5 140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO as of this

Date: February 12, 1999

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Fleet Planning

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3258

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Buyer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Buyer.

Upon completion of the flight test program and certification of the Model 777-300ER Aircraft, Boeing agrees to update the Air France performance guarantees to reflect actual flight-test results and reduced tolerances.

Buyer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 2000, _____ 12

SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

MODEL 777-300X PERFORMANCE GUARANTEES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	SOUND LEVELS

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

November 15, 1999

6-1163-STE-3302

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Attention:	Mr. Pierre Vellay, Vice-President Planning & Fleet Development

Subject:	Delivery Issues - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1946, as amended and Supplemented, dated November 28, 1996 (the Purchase Agreement) between société Air France (Buyer) and The Boeing Company (Boeing) related the purchase of Boeing Model 777-200 Aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Buyer hereby agree to modify the referenced Purchase Agreement as follows;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 17th, 1999

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	Illegible Resident Representative

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

November 30, 1999

6-1163-STE-3319

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Attention:	Mr. Pierre Vellay, Vice-President Planning & Fleet Development

Subject:	Delivery Issues - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1946, as amended and Supplemented, dated November 28, 1996 (the Purchase Agreement) between société Air France (Buyer) and The Boeing Company (Boeing) related the purchase of Boeing Model 777-200 Aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Buyer hereby agree to modify the referenced Purchase Agreement as follows;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 30, 1999

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	Attorney-In-Fact

March 29, 2000

6-1163-STE-3341 R2

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Attention:	Mr. Pierre Vellay, Vice-President Planning & Fleet Development

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:

Purchase Agreement No. 1966, as amended and Supplemented, dated November 28, 1994 (the Purchase Agreement) between société Air France (Buyer) and The Boeing Company (Boeing)

related the purchase of Boeing Model 777-200 Aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 30, 2000

SOCIETE AIR FRANCE

By	/s/ Pierre VELLAY

Its	VP New Aircraft and Fleet Planning

The Boeing Company

P.O. Box 3707

Seattle. WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3343

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to, Model 777-300ER aircraft (the Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

7.	Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov 12, 2000

SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3364

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and societe Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	General Terms and Conditions.

2.1 Assignment.

Neither party may assign this Letter Agreement without the express written approval of the other party.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3 Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163__RTN-5140.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: Nov 12, 2000
SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP Corp Fleet Planning

The Boeing Company

P.O. BOX 3707

Seattle. WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3380

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-STE-3380 to Purchase Agreement No. 1966 - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1966 dated November 28, 1996, as amended and supplemented, (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Exclusive Rights.

The business opportunities described in this Letter Agreement are provided as a financial accommodation to Buyer in consideration of Buyer becoming the operator of the Aircraft, and are not assignable, in whole or in part, without the prior written consent of The Boeing Company.

3.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140, or as Buyer may be required to disclose to interested official French industrial agencies.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov 12, 2000

société AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1163-STE-3435

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-STE-3535 to Purchase Agreement No. 1966 - Aircraft Performance Guarantees GE90-94B Engines - Block B Aircraft and December 2000 Block A Aircraft

This Letter Agreement amends Purchase Agreement No. 1966 dated as of November 28, 1996 (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-2001GW aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Aircraft Performance Guarantees.

The performance guarantees applicable to the Block B Aircraft and December 2000 Block A Aircraft are those set forth in the Attachment hereto. Such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: May 26, 2000

SOCIETE AIR FRANCE

By	/s/ Pierre VELLAY

Its	VP New Aircraft and Fleet Planning
Attachment

Attachment to Letter Agreement
No. 6-1163-STE-3435
GE90-94B Engines
Page 1

MODEL 777-228IGW PERFORMANCE GUARANTEES

GE90-94B ENGINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	CENTER OF GRAVITY

5	AIRCRAFT CONFIGURATION

6	GUARANTEE CONDITIONS

7	GUARANTEE COMPLIANCE

8	EXCLUSIVE GUARANTEES

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3483R2

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Special Matters

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (Block C Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement replaces in its entirety Letter Agreement 6-1163-STE-3483131 dated January 11, 2002.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

26.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 21,2002

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	Vice President New Aircraft
and Corporate Fleet Planning

Attachment A to 6-1163-STE-3483R2	Advance Payment Schedule Page 1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company

P.O. Box 3707

Seattle, WA X3124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3484

societe Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and societe Air France (Customer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Following the execution of this Letter Agreement, a Boeing Airline Promotion representative will meet with Customer’s designated representative to discuss the extent, selection, scheduling, and funds disbursement process for the program.

Very truly yours.

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2000, ____

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3485

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing will notify Buyer of a Non-Excusable Delay as soon as possible after Boeing has determined the Aircraft delivery will be delay for a non-excusable condition.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 6 of the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.	Confidential Treatment

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: 2000, ____

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	VP Corp. Fleet Planing

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3486

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and societe Air France (Buyer) relating to Model 777 300ER aircraft (the Aircraft).

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours, THE BOEING COMPANY

By:	/s/ Illegible

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this
Date: Nov 12, 2000

SOCIETE AIR FRANCE

By	/s/ Illegible

Its	Illegible

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Maintenance Cost Protection

Reference:	Purchase Agreement 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and societe Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.8 THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF BUYER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE, AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF EXHIBIT B, PRODUCT ASSURANCE DOCUMENT, OF THE PURCHASE AGREEMENT.

6.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,
THE BOEING COMPANY

BY

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: , 200
SOCIETE AIR FRANCE

BY

Its

Attachment A—[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The above labor rate excludes all fringe benefits, premium time allowances, social charges, business taxes and the like.

SOCIETE AIR FRANCE

By	Date

Its

To: SOCIETE AIR FRANCE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company
P.O. Box 3707
Seattle. WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-l163-STE-3487

societe Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER Aircraft (the Aircraft)

This Letter Agreement 6-1163-STE-3487 (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in the Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Assignment and Confidential Treatment

The commitments made by Boeing are provided to Buyer in consideration of Buyer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Buyer acknowledges the commitments made in this Letter Agreement by Boeing are considered to be confidential. Buyer agrees that it will treat this Letter Agreement and the commitments contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its

ACCEPTED AND AGREED TO THIS

Date: Nov 12, 2000

SOCIETE AIR FRANCE

By:	/s/ Illegible

Its:	VP Corp. Fleet Planning

The Boeing Company

P.O. Box 3707 Seattle,

WA 98124.2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3488R1

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Letter Agreement No. 6-1163-STE-3488R1 to Purchase Agreement No. 1966 - Aircraft Price & Payments

This Letter Agreement amends Purchase Agreement No. 1966 dated November 28, 1996, (the Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

This Letter Agreement replaces in its entirety Letter Agreement 6-l163-STE-3488 dated November 12, 2000.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Confidential Treatment.

Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, is considered to be confidential and will not disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1163-RTN-5 140.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Faet

ACCEPTED AND AGREED TO this

Date: January 11, 2002

SOCIETE AIR FRANCE

By	/s/ Pierre Vellay

Its	VP New Aircraft and Fleet Planning

Attachment A and B

Attachment A to
Letter Agreement 6-i 163-STE-3488R1

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter
Agreement 6-1163-STE-3488R1

Advance Payment Status as of Execution of Supplemental Agreement No. 9

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company

P.O Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3489R1

sociètè Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	Contracts Matters

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and sociètè Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement replaces in its entirety Letter Agreement 6-1163-STE-3489 dated November 12, 2000.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kris A. Campbell

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2002

SOCIETE AIR FRANCE

By	/s/ Pierre VELLAY

Its	VP New Aircraft and Fleet Planning

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1163-STE-3507

societe Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and societe Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachments hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By:	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov 12, 2000

SOCIETE AIR FRANCE

By:	/s/ Illegible

Its	VP Corp. Fleet Planning

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Mark A. Owen	The Booing Company
Vice President - Operations	P.O. Box 3707 MC 7R-72
Airplane Services	Seattle, WA 98124-2207

November 8, 2000

Mr. Alain Bassil

President

Air France Industrie

Aeroport de Paris le Bourget

93350 Le Bourget

France

Mr. Pierre Vellay

Vice President Planning & Fleet Development

société Air France

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Reference: Telecon between Mr. Vellay and Mr. Belyamani on November 3, 2000

Dear Messrs, Bassil and Vellay;

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

I think this confirms our discussion during the MOU signing. We are looking forward to working closely together on this program and developing a venture that is beneficial to both companies.

Regards,

/s/ Mark A. Owen

Mark A. Owen

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

This Letter Agreement is applicable to Model 777-300ER Aircraft only

6-1163-STE-3512

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	1) Purchase Agreement No. 1966 (the Purchase Agreement) between The Boeing Company (Boeing) and société Air France (Buyer) relating to Model 777-300ER aircraft (the Aircraft)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[GRAPHIC]

6.	Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: Nov 12, 2000

SOCIÉTÉ AIR FRANCE

By	/s/ Illegible

Its	VP Corp Fleet Planning

The Boeing Company

P. O. Box 3707

Seattle, WA 98124-2207

December 1, 2000

6-1163-STE-3534

société Air France

Roissypole

45 Rue de Paris

95747 Roissy Charles de Gaulle

France

Attention:	Mr. Pierre Vellay,
Vice-President Planning & Fleet Development

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:	Purchase Agreement No. 1966, as amended and Supplemented, dated November 28, 1996 (the Purchase Agreement) between société Air Prance (Buyer) and The Boeing Company (Boeing) related the purchase of Boeing Model 777-200 Aircraft (the Aicraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement hereto are considered by Boeing as confidential, Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours, THE BOEING COMPANY

By	/s/ Illegible

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 7, 2000

SOCIETE AIR FRANCE

By	Pierre VELLAY

Its	VP New Aircraft and Fleet Planning